   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 1998

                                                  REGISTRATION NOS.: 333-06935
                                                                     811-7683

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM N-1A

                            REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933                   [X]

                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]

                         POST-EFFECTIVE AMENDMENT NO. 4                    [X]

                                    AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                   ACT OF 1940                             [X]

                                 AMENDMENT NO. 5                           [X]

                MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND

               (FORMERLY NAMED DEAN WITTER SPECIAL VALUE FUND)
                       (A MASSACHUSETTS BUSINESS TRUST)

              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:

                           DAVID M. BUTOWSKY, ESQ.
                            GORDON ALTMAN BUTOWSKY
                            WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

      As soon as practicable after the effective date of this amendment.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

    immediately upon filing pursuant to paragraph (b)
---
 X  on September 30, 1998 pursuant to paragraph (b)
---
    60 days after filing pursuant to paragraph (a)
---
    on (date) pursuant to paragraph (a) of rule 485
---
           AMENDING THE PROSPECTUS & UPDATING FINANCIAL STATEMENTS

                MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
                            CROSS-REFERENCE SHEET
                                  FORM N-1A

 ITEM                     CAPTION
------------------------  ---------------------------------------------------
PART A                    PROSPECTUS
------------------------  ---------------------------------------------------
     1.      ............ Cover Page
     2.      ............ Summary of Fund Expenses; Prospectus Summary
     3.      ............ Financial Highlights
     4.      ............ Investment Objective and Policies; Risk
                           Considerations; The Fund and Its Management; Cover
                           Page; Investment Restrictions; Prospectus Summary
     5.      ............ The Fund and Its Management; Back Cover; Investment
                           Objective and Policies
     6.      ............ Dividends, Distributions and Taxes; Additional
                           Information
     7.      ............ Purchase of Fund Shares; Shareholder Services;
                           Redemptions and Repurchases
     8.      ............ Purchase of Fund Shares; Redemptions and
                           Repurchases; Shareholder Services
     9.      ............ Not Applicable

   PART B                STATEMENT OF ADDITIONAL INFORMATION
----------               ------------------------------------------------------
    10.      ............Cover Page
    11.      ............Table of Contents
    12.      ............The Fund and Its Management
    13.      ............Investment Practices and Policies; Investment
                          Restrictions; Portfolio Transactions and Brokerage
    14.      ............The Fund and Its Management; Trustees and Officers
    15.      ............Trustees and Officers
    16.      ............The Fund and Its Management; Purchase of Fund Shares;
                          Custodian and Transfer Agent; Independent Accountants
    17.      ............Portfolio Transactions and Brokerage
    18.      ............Description of Shares
    19.      ............Purchase of Fund Shares; Redemptions and Repurchases;
                          Statement of Assets and Liabilities; Shareholder
                          Services
    20.      ............Dividends, Distributions and Taxes
    21.      ............Purchase of Fund Shares; The Distributor
    22.      ............Dividends, Distributions and Taxes
    23.      ............Performance Information

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS -- SEPTEMBER 30, 1998
-----------------------------------------------------------------------------

Morgan Stanley Dean Witter Special Value Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is long-term capital appreciation. The Fund seeks to meet its investment objective by investing primarily in equity securities issued by companies whose equity market capitalization, at the time of purchase, falls within the range of $100 million to $1 billion and that appear undervalued relative to the marketplace or to investments in similar companies. Investing in smaller companies carries more risk than investing in larger companies. See "Risk Considerations and Investment Practices."

The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Fund Shares--Alternative Purchase Arrangements."

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated September 30, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

             MORGAN STANLEY DEAN WITTER
             DISTRIBUTORS INC.
             DISTRIBUTOR


TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      5

Financial Highlights ..................................................      7

The Fund and its Management ...........................................     10

Investment Objective and Policies .....................................     10

 Risk Considerations and Investment Practices .........................     13


Investment Restrictions ...............................................     19


Purchase of Fund Shares ...............................................     19


Shareholder Services ..................................................     30

Redemptions and Repurchases ...........................................     34

Dividends, Distributions and Taxes ....................................     35

Performance Information ...............................................     36

Additional Information ................................................     36


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Morgan Stanley Dean Witter
Special Value Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------

The                  The Fund is organized as a Trust, commonly known as a Massachusetts business
Fund                 trust, and is an open-end, diversified management investment company. The
                     Fund invests primarily in equity securities issued by companies whose equity market capitalization, at the time of purchase, falls within the range of
                     $100 million to $1 billion and that appear undervalued relative to the marketplace or to investments in similar companies.
-------------------  -----------------------------------------------------------------------------
Shares Offered       Shares of beneficial interest with $0.01 par value (see page 36). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 19-30).
-------------------  -----------------------------------------------------------------------------
Minimum              The minimum initial investment for each Class is $5,000 ($500 if the account
Purchase             is opened through EasyInvest (Service Mark) ). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for
                     Class D shares, and subject to the $5,000 minimum initial investment for each
                     Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Morgan Stanley Dean Witter Advisors Inc. serves as investment manager ("Morgan Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the
                     Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $500 (see page 19).
-------------------  -----------------------------------------------------------------------------
Investment           The investment objective of the Fund is long-term capital appreciation.
Objective
-------------------  -----------------------------------------------------------------------------
Investment           Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund,
Manager              and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company
                     Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with net assets under management of approximately $110.1 billion at August
                     31, 1998 (see page 10).
-------------------  -----------------------------------------------------------------------------
Management           The Investment Manager receives a monthly fee at the annual rate of 0.75% of
Fee                  the Fund's average daily net assets (see page 10).
-------------------  -----------------------------------------------------------------------------
Distributor and      Morgan Stanley Dean Witter Distributors Inc. is the Distributor of the Fund's
Distribution         shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under
Fee                  the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities
                     Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 19 and 28).
-------------------  -----------------------------------------------------------------------------

                                2

--------------------------------------------------------------------------------------------------
Alternative          Four classes of shares are offered:
Purchase             o Class A shares are offered with a front-end sales charge, starting at 5.25%
Arrangements         and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                     Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 19, 23 and
                     28).

                     o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                     Class B shares are also subject to a 12b-1 fee assessed at the annual rate of
                     1.0% of the average daily net assets of Class B. Shares held before May 1,
                     1997 will convert to Class A shares in May, 2007. In all other instances,
                     Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 19, 25 and 28).
                     o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                     Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 19, 27 and
                     28).
                     o Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee
                     (see pages 19 and 28).
-------------------  -----------------------------------------------------------------------------
Dividends and        Dividends from net investment income and distributions from net capital
Capital Gains        gains, if any, are paid, at least, annually. The Fund may, however, determine
Distributions        to retain all or part of any net long-term capital gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a
                     Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 30 and 35).
-------------------  -----------------------------------------------------------------------------
Redemption           Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $5,000 in the account
                     (see page 34).
-------------------  -----------------------------------------------------------------------------

                                3

--------------------------------------------------------------------------------------------------
Risk                 The net asset value of the Fund's shares will fluctuate with changes in
Considerations       market value of portfolio securities. Investing in small-sized market capitalization companies involves greater risk of volatility in the Fund's net asset value than is customarily associated with investing in larger, more established companies. Investing in "micro-cap" companies involves even greater risk than investing in companies in the higher end of the small equity market capitalization range. An investment in the Fund should be considered a long-term holding and subject to all the risks associated with small company stocks. The market value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund may invest in lower-rated convertible and non-convertible fixed-income securities, may enter into repurchase agreements, may purchase securities on a when-issued, delayed delivery or forward commitment basis, may purchase securities on a "when, as and if issued" basis, may lend its portfolio securities and may utilize certain investment techniques including transactions involving stock index futures which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. An investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks and the risks outlined under the heading "Risk Considerations and
                     Investment Practices" (pages 13-18) before making an investment in the Fund.
-------------------  -----------------------------------------------------------------------------


 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The fees and expenses set forth in the table below are based on the expenses and fees for the fiscal period ended July 31, 1998.



                                                        CLASS A      CLASS B       CLASS C      CLASS D
                                                     ------------ ------------  ------------ -----------
Shareholder Transaction Expenses
---------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) .....................     5.25%(1)      None         None         None
Sales Charge Imposed on Dividend Reinvestments  ....     None          None         None         None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds)...............................     None(2)       5.00%(3)     1.00%(4)     None
Redemption Fees.....................................     None          None         None         None
Exchange Fee........................................     None          None         None         None

Annual Fund Operating Expenses (as a percentage of average net assets)
---------------------------------------------   .............................................
Management Fees (5) ................................     0.75%         0.75%        0.75%        0.75%
12b-1 Fees (6) (7)..................................     0.25%         1.00%        1.00%        None
Other Expenses (5) .................................     0.19%         0.19%        0.19%        0.19%
Total Fund Operating Expenses ......................     1.19%         1.94%        1.94%        0.94%



------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").
(5) Management fees and other expenses are based on the Fund's actual aggregate expenses.
(6) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").
(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

-----------------------------------------------------------------------------


 EXAMPLES                                                         1 YEAR    3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------------  -------- ---------  --------- ----------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................    $64       $88       $114       $189
  Class B ......................................................    $70       $91       $125       $226
  Class C.......................................................    $30       $61       $105       $226
  Class D ......................................................    $10       $30       $ 52       $115

You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
  Class A ......................................................    $64       $88       $114       $189
  Class B ......................................................    $20       $61       $105       $226
  Class C ......................................................    $20       $61       $105       $226
  Class D ......................................................    $10       $30       $ 52       $115


   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Redemptions and Repurchases."

   Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                          FOR THE YEAR    FOR THE PERIOD
                                              ENDED      OCTOBER 29, 1996*
                                            JULY 31,          THROUGH
                                             1998++      JULY 31, 1997**++
---------------------------------------  -------------- -----------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...     $12.21           $10.00
                                         -------------- -----------------
Net investment loss.....................      (0.05)            --
Net realized and unrealized gain .......       0.31             2.24
                                         -------------- -----------------
Total from investment operations .......       0.26             2.24
                                         -------------- -----------------
Less dividends and distributions from:
 Net investment income .................       --              (0.01)
 Net realized gain......................      (0.88)           (0.02)
                                         -------------- -----------------
Total dividends and distributions ......      (0.88)           (0.03)
                                         -------------- -----------------
Net asset value, end of period..........     $11.59           $12.21
                                         ============== =================
TOTAL INVESTMENT RETURN+ ...............       2.02 %          22.41 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................       1.94 %           2.01 %(2)
Net investment loss.....................      (0.36)%          (0.03)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................   $372,933         $280,288
Portfolio turnover rate.................        123 %             57 %(1)



------------
*  Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

-----------------------------------------------------------------------------


                                                           FOR THE PERIOD
                                            FOR THE YEAR   JULY 28, 1997*
                                                ENDED         THROUGH
                                              JULY 31,        JULY 31,
                                               1998++          1997++
-----------------------------------------  -------------- --------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....     $12.21          $12.10
                                           -------------- --------------
Net investment income.....................       0.03            --
Net realized and unrealized gain..........       0.32            0.11
                                           -------------- --------------
Total from investment operations..........       0.35            0.11
                                           -------------- --------------
Less distributions from net realized
 gain.....................................      (0.88)           --
                                           -------------- --------------
Net asset value, end of period............     $11.68          $12.21
                                           ============== ==============
TOTAL INVESTMENT RETURN+ .................       2.79 %          0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       1.20 %          1.20%(2)
Net investment income.....................       0.25 %          2.27%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..     $7,265          $   10
Portfolio turnover rate...................        123 %            57%(1)
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....     $12.21          $12.10
                                           -------------- --------------
Net investment loss.......................      (0.06)           --
Net realized and unrealized gain..........       0.32            0.11
                                           -------------- --------------
Total from investment operations..........       0.26            0.11
                                           -------------- --------------
Less distributions from net realized
 gain.....................................      (0.88)           --
                                           -------------- --------------
Net asset value, end of period............     $11.59          $12.21
                                           ============== ==============
TOTAL INVESTMENT RETURN+ .................       2.02 %          0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       1.95 %          1.94%(2)
Net investment income (loss) .............      (0.50)%          1.49%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..     $4,728          $   11
Portfolio turnover rate...................        123 %            57%(1)


------------
*  The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

-----------------------------------------------------------------------------


                                                           FOR THE PERIOD
                                            FOR THE YEAR   JULY 28, 1997*
                                                ENDED         THROUGH
                                              JULY 31,        JULY 31,
                                               1998++          1997++
-----------------------------------------  -------------- --------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....     $12.21          $12.10
                                           -------------- --------------
Net investment income.....................       0.06            --
Net realized and unrealized gain..........       0.32            0.11
                                           -------------- --------------
Total from investment operations..........       0.38            0.11
                                           -------------- --------------
Less distributions from net realized
 gain.....................................      (0.88)           --
                                           -------------- --------------
Net asset value, end of period............     $11.71          $12.21
                                           ============== ==============
TOTAL INVESTMENT RETURN+ .................       3.04%           0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       0.94%           0.94%(2)
Net investment income.....................       0.50%           2.53%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..     $1,448          $   10
Portfolio turnover rate...................        123%             57%(1)


------------
*  The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+  Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------


   Morgan Stanley Dean Witter Special Value Fund (formerly named Dean Witter Special Value Fund) (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on June 21, 1996.

   Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

   MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 101 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $106 billion at August 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.1 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund.


   The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets.

   For the fiscal year ended July 31, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets and the total expenses of each Class amounted to 1.19%, 1.94%, 1.94% and 0.94% of the average daily net assets of Class A, Class B, Class C and Class D, respectively.


INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is long-term capital appreciation. The objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Trustees without shareholder approval.

   The Fund seeks to achieve its objective by investing primarily in equity securities issued by companies whose equity market capitalization, at the time of purchase, falls within the range of $100 million to $1 billion and that, in the opinion of the Investment Manager, appear undervalued relative to the marketplace or to investments in similar companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks issued by these small-sized companies. Up to 35% of the Fund's total assets may be invested in common stocks not meeting the foregoing small company equity market parameters, in debt or preferred equity securities convertible into or exchangeable for equity securities, in non-convertible debt or preferred equity securities, and in rights and warrants.

   The Investment Manager intends to pursue a value-oriented approach in selecting securities for the Fund's portfolio. This approach seeks to identify securities whose market value, in the Investment Manager's view, is less than their intrinsic value. The Investment Manager believes that securities of certain small companies often trade at a discount from their intrinsic value (sometimes also referred to as "business value" or "investment worth").

   Stocks of small companies are often under-researched and not widely recognized by stock analysts or the financial press and, as a result, may be less efficiently priced than larger, better-known companies. In addition, small companies may have other unique attributes which make them relatively undervalued in the market place compared to other similar larger companies. The Investment Manager will attempt to identify and invest in such securities for the Fund with the expectation that the "value discount" may narrow over time and lead to capital appreciation for the Fund.

   As part of the value-oriented approach, the Investment Manager, based on research and analysis, will seek to identify companies with attributes which the Investment Manager believes provide growth opportunities but are not fairly valued in the market place. Such attributes may include, among other things, one or more of the following: valuable franchises or other intangibles; ownership of valuable trademarks or trade names; control of distribution networks or of other market share for particular products; ownership of real estate, the value of which is understated; underutilized liquidity and other factors that would identify the issuer as a potential takeover target or turnaround candidate.

   In addition to, or instead of, seeking companies with attributes such as those described above, the Investment Manager may select securities for investment by the Fund on the basis of the Investment Manager's belief that the potential exists for some catalyst to cause a stock's price to rise. Such a catalyst might include, among other things, one or more of the following: increased investor attention, asset sales, corporate restructurings or reorganizations, a cyclical turnaround of a depressed business or industry, a new product/innovation, or significant changes in management and regulatory or environmental shifts.


   In its security selection process, the Investment Manager will focus initially on securities with market-to-book ratios and price-earnings ratios which are lower than those of the general market averages or those of securities of similar companies, although the Fund is not restricted to selecting only securities with those characteristics if other indicators of a value discount exist. In evaluating a company as a potential investment of the Fund, the Investment Manager will consider factors such as the company's dividend yield (if any), growth in sales, balance sheet, average sales-per-share, free cash flow per share, management capabilities, attractiveness of business opportunities, pricing flexibility, financial and accounting practices and an ability or prospects to increase revenues, earnings and cash flow, profitability, and generate higher returns that is cost of capital, in an effort to determine whether the company's intrinsic value is greater than its market price.


   The Fund's strategy of investing in small companies will involve investment in a large number of portfolio securities which may be volatile and long-term in nature. Such investments may include "micro-cap" companies (generally, companies with equity market capitalization of less than $150 million) which represent some of the smallest and least liquid equity securities in the U.S. markets. An investment in the Fund, therefore, should be considered a long-term holding and not a complete investment program and may not be suitable for all investors. For a further discussion of the risks of investing in smaller companies, see "Risk Considerations and Investment Practices" below.

   Fixed-income securities in which the Fund may invest include corporate notes and bonds and obligations issued or guaranteed by the U.S. Govern-ment, its agencies and instrumentalities. The non-governmental debt securities in which the Fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff and Phelps, Inc. and Fitch Investors Service, Inc., or, if unrated, of comparable quality as determined by the Investment Manager; and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken the capacity of their issuers to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO, the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade.

   The Fund also may invest up to 20% of its total assets in convertible fixed-income securities rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager. In addition, the Fund may invest up to 5% of its total assets in non-convertible fixed-income securities rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). The Fund will not invest in fixed-income securities that are in default in payment of principal or interest. In the event that the Fund's investments in securities rated below investment grade, including downgraded securities, constitute more than 20% (in the case of convertible fixed-income securities) or 5% (in the case of non-convertible fixed-income securities) of the Fund's total assets, the Fund will seek immediately to sell sufficient securities to reduce the total to below the applicable percentage. See "Risk Considerations and Investment Practices" below for a discussion of the risks of investing in lower-rated and unrated fixed-income securities and the Appendix to the Statement of Additional Information for a description of fixed-income security ratings.

   The U.S. Government securities in which the Fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (e.g., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (e.g., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (e.g., obligations of the Federal Farm Credit System).

   Money market instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

   The Fund may invest in American Depository Receipts (see "Risk Considerations and Investment Practices" below) and securities of Canadian issuers registered under the Securities Act of 1934, but under current policy the Fund will not otherwise invest in foreign securities. The Fund may also purchase and sell futures contracts on stock indexes, may invest in repurchase agreements, private placements, zero coupon securities and real estate investment trusts, may purchase securities on a when-issued, delayed delivery or forward commitment basis, may purchase securities on a "when, as and if issued" basis, and may lend its portfolio securities, as discussed under "Risk Considerations and Investment Practices" below.

   The Fund reserves the right to seek to achieve its investment objective by converting to a "master/ feeder" fund structure (see "Additional
Information").

RISK CONSIDERATIONS AND
INVESTMENT PRACTICES

   The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted.

   Stocks of Smaller Companies. The Fund's strategy of investing in smaller companies carries more risk than investments in larger companies. As noted above, such investments may include "micro-cap" companies representing some of the smallest and least liquid equity securities in the U.S. markets. While some of the Fund's holdings may be listed on a national securities exchange, portfolio securities are more likely to be traded in the over-the-counter market. The low market liquidity of the Fund's holdings may have an adverse impact on the Fund's ability to sell certain portfolio securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades, for purposes of valuing the Fund's portfolio securities.

   Investing in lesser-known, smaller capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

   Other risks of investing in smaller capitalization companies include the probability that some companies may never realize the value discount potential that appeared to be inherent in them at the time of investment or may even fail as a business for several reasons. A new product or innovation may not take hold, an anticipated takeover or turnaround may not occur, a trademark may lose its value to other generic products. Also, smaller companies may lack the resources, financial or otherwise, to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established rivals. The Investment Manager will seek to minimize the risks described above by broad diversification of the Fund's portfolio. However, there can be no assurance that such diversification will prevent loss in value of certain portfolio securities or in the Fund's net asset value.

   Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the security may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   The Fund may invest up to 25% of its total assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.

   The Fund also may invest up to 10% in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

   "Synthetic" convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Fund's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Fund to obtain market quotations based on actual trades, for purposes of valuing the Fund's portfolio securities.

   The Fund may invest without limitation in "exchangeable" convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities noted above.

   Because of the special nature of the Fund's permitted investments in lower rated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. (Lower rated convertible and fixed-income securities are commonly known as "junk bonds.") These considerations are discussed below under "Lower-Rated Convertible and Fixed-Income Securities."

   Corporate Notes and Bonds. Values and yield of corporate bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds held by the Fund will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the debt securities in which it may invest.

   Lower-Rated Convertible and Fixed-Income Securities. A portion of the fixed-income and convert-ible securities in which the Fund may invest will generally be below investment grade (see above). Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by S&P or Baa or higher by Moody's. Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated securities, while fixed-income securities rated Ba or BB or lower by Moody's or S&P, respectively, are considered to be speculative investments. As noted above, the Fund will not invest in fixed-income securities that are in default in payment of principal or interest.

   Because of the special nature of the Fund's permitted investments in lower rated securities, it must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a lower-rated security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

   Stock Index Futures Transactions. The Fund may purchase and sell futures contracts on stock indexes such as the Standard & Poor's 500 Composite Stock Price Index, the New York Stock Exchange Composite Index and the Russell 2000 Index. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. Purchase of a futures contract by the Fund may serve as a temporary substitute for the purchase of individual stocks which may then be purchased in orderly fashion. The Fund will not enter into futures contracts on stock indexes for speculative purposes. The Fund may not enter into futures contracts if immediately thereafter the amount committed to margin exceeds 5% of the value of the Fund's total assets. The Fund may close out its position as a buyer or seller of a futures contract only if a liquid secondary market exists for futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   Futures contracts may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. This risk may particularly apply, given the nature of the Fund's investments in securities of smaller companies rather than larger companies. See the Statement of Additional Information for a further discussion of risks.

   The extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

   Rights and Warrants. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

   American Depository Receipts. The Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), including ADRs sponsored by persons other than the underlying issuers ("unsponsored ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, issuers of the stock of unsponsored ADRs are not obligated to distribute material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Act.

   Private Placements. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.


   Year 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

   In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


   For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

PORTFOLIO MANAGEMENT


   The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager, and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within MSDW Advisors' Growth Group, which manages 32 funds and fund portfolios, with approximately $10.6 billion in assets at August 31, 1998. Jenny Beth Jones, Senior Vice President of MSDW Advisors, has been the primary portfolio manager of the Fund since its inception and has been assisted by John S. Roscoe, Vice President of MSDW Advisors, since April 1998. Prior to joining MSDW Advisors in August 1996, Ms. Jones was a portfolio manager at Oppenheimer Capital. Prior to joining MSDW Advisors in December 1997, Mr. Roscoe was an equity analyst at Rockefeller & Co., Inc. (June 1994--December 1997) and prior thereto was a manager at Pfizer Inc.


   Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of MSDW Advisors. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 150% in any one year. A turnover rate in excess of 100% may be considered high and the Fund will incur correspondingly higher transaction costs. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.


INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio").

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any investment in a Qualifying Portfolio or any obligation of the United States Government, its agencies or instrumentalities. (See the Statement of Additional Information for additional investment restrictions.)

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

GENERAL


   The Fund offers each class of its shares to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name "Morgan Stanley Dean Witter" pending approval of various regulatory agencies. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048. The Fund intends to suspend the offering of its shares to new investors whenever the Fund's Investment Manager determines that doing so is in the best interests of prudent portfolio management. During any such suspension, the Fund will continue to offer its shares to current shareholders.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrange ments--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $5,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $5,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Minimum subsequent purchases of $500 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Special Value Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $500, provided that the schedule of automatic investments will result in investments totalling at least $5,000 within the first twelve months. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans),
(ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment, advisory or administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in allaccounts under such Plans to at least $5,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

   The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."


   Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

   Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

   Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

   Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.


   For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.


   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                         CONVERSION
   CLASS          SALES CHARGE          12B-1 FEE          FEATURE
---------  ------------------------- -------------  --------------------
     A     Maximum 5.25%                  0.25%     No
           initial sales charge
           reduced for
           purchases of
           $25,000 and over;
           shares sold without
           an initial sales
           charge generally
           subject to a 1.0%
           CDSC during first
           year.
---------  ------------------------- -------------  --------------------
     B     Maximum 5.0%                    1.0%     B shares convert
           CDSC during the first                    to A shares
           year decreasing                          automatically
           to 0 after six years                     after
                                                    approximately
                                                    ten years
---------  ------------------------- -------------  --------------------
     C     1.0% CDSC during                1.0%     No
           first year
---------  ------------------------- -------------  --------------------
     D     None                           None      No
---------  ------------------------- -------------  --------------------

   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                SALES CHARGE
                      --------------------------------
                       PERCENTAGE OF     APPROXIMATE
  AMOUNT OF SINGLE    PUBLIC OFFERING   PERCENTAGE OF
     TRANSACTION           PRICE       AMOUNT INVESTED
--------------------  --------------- ---------------
Less than $25,000  ..      5.25%            5.54%
$25,000 but less
  than $50,000 ......      4.75%            4.99%
$50,000 but less
  than $100,000 .....      4.00%            4.17%
$100,000 but less
  than $250,000 .....      3.00%            3.09%
$250,000 but less
  than $1 million  ..      2.00%            2.04%
$1 million and over           0                0

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code;
(e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or
(g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.


   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $5,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.


   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.


   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.


   Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:


   (1) trusts for which MSDW Trust (which is an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

   (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

   (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and


   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Se-lected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES


   Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.


   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------  ------------------------
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None

   In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:


         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------  ------------------------
First .....................           2.0%
Second ....................           2.0%
Third .....................           1.0%
Fourth and thereafter  ....           None


   CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Morgan Stanley Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.


   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;


   (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA;

   (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan, which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants; and

   (4) certain redemptions pursuant to the Fund's Systematic Withdrawal Plan (see "Shareholder Services--Systematic Withdrawal Plan").


   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.


   Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.


   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES
-------------------------------------------------------------------------------


   Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors:
(i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees and restrictions on transferability of Fund shares), mandatory redemption upon termination and such other circumstances as specified in the programs' agreements; (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR;
(v) certain other open-end investment companies whose shares are distributed by the Distributor; (vi) investors who were shareholders of Dean Witter Retirement Series on September 11, 1998 (with respect to additional purchases for their former Dean Witter Retirement Series accounts); and (vii) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $5,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.


PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   For the fiscal year ended July 31, 1998, Class B shares of the Fund accrued payments under the Plan amounting to $3,612,182, which amount is equal to 1.0% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended July 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $8,994 and $26,114, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C for the fiscal year.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $14,671,514 at July 31, 1998, which was equal to 3.93% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale totalled $20,939 in the case of Class C at December 31, 1997, which was equal to 0.81% of the net assets of Class C on such date, and that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE

   The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------


   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Morgan Stanley Dean Witter Funds), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").


   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").


   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemp-tion"). EasyInvest (Service Mark) is available to new investors during any period when the Fund is offering its shares to new investors.

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders whose shares of Morgan Stanley Dean Witter Funds have an aggregate value of $10,000 or more. Shares of any Fund from which redemptions will be made pursuant to the Plan must have a value of $1,000 or more (referred to as a "SWP Fund"). The required share values are determined on the date the shareholder establishes the Withdrawal Plan. The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Fund's shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Fund account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. (For shareholders who established the Withdrawal Plan prior to October 1, 1998, the value of each SWP Fund account for the purpose of the 12% CDSC waiver will be determined at 4:00 p.m., New York time, on October 2, 1998.) Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

   A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Fund.

   Prior to adding an additional SWP Fund to an existing Withdrawal Plan, the required $10,000/ $1,000 share values must be met, to be calculated on the date the shareholder adds the additional SWP Fund. However, the addition of a new SWP Fund will not change the account value for the 12% CDSC waiver for the SWP Funds already participating in the Withdrawal Plan.

   Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.

   Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax advisor.


   For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.


EXCHANGE PRIVILEGE


   Shares of each Class may be exchanged for shares of the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and five Morgan Stanley Dean Witter Funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund during any period when the Fund is offering its shares to new investors.

   An exchange to another Morgan Stanley Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds or Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley
Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.


   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).


   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any share-holder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Morgan Stanley Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.


REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."


   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.


   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

   Involuntary Redemption. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $5,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund declares dividends separately for each Class of its shares and intends to distribute substantially all of the Fund's net investment income and net realized short-term and long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")


   Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.


   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary in-come, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. Shareholders will also be notified of their proportionate share of long-term capital gain distribution that is eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisors as to the applicability of the foregoing to their current situation.


PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge, which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc. and the S&P 500 Index).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circum-stances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


   Code of Ethics. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. Such investment would be made only if the Trustees of the Fund believe that to do so would be in the best interests of the Fund and its shareholders.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Morgan Stanley Dean Witter
Special Value Fund
Two World Trade Center
New York, New York 10048


TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS


Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Jenny Beth Jones
Vice President





Thomas F. Caloia
Treasurer


CUSTODIAN


The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.

MORGAN STANLEY
DEAN WITTER
SPECIAL VALUE FUND

PROSPECTUS -- SEPTEMBER 30, 1998

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 30, 1998

                                                     MORGAN STANLEY
                                                     DEAN WITTER
                                                     SPECIAL VALUE
                                                     FUND
-----------------------------------------------------------------------------

   Morgan Stanley Dean Witter Special Value Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is long-term capital appreciation. The Fund seeks to meet its investment objective by investing primarily in equity securities issued by companies whose equity market capitalization, at the time of purchase, falls within the range of $100 million to $1 billion and that appear undervalued relative to the marketplace or to investments in similar companies. See "Investment Practices and Policies."

   A Prospectus for the Fund dated September 30, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc, at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Morgan Stanley Dean Witter Special Value Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management...........   3
Trustees and Officers.................   8
Investment Practices and Policies ....  13
Investment Restrictions...............  18
Portfolio Transactions and Brokerage .  19
The Distributor.......................  21
Determination of Net Asset Value  ....  25
Purchase of Fund Shares ..............  25
Shareholder Services..................  28
Redemptions and Repurchases...........  33
Dividends, Distributions and Taxes ...  34
Performance Information...............  35
Shares of the Fund....................  36
Custodian and Transfer Agent .........  37
Independent Accountants...............  37
Reports to Shareholders...............  37
Legal Counsel.........................  37
Experts ..............................  38
Registration Statement................  38
Financial Statements at July 31, 1998   39
Report of Independent Accountants ....  53
Appendix .............................  54

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND


   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on June 21, 1996 under the name Dean Witter Special Value Fund. On June 22, 1998, the Trustees of the Fund adopted an Amendment to the Declaration of Trust of the Fund changing the name of the Fund to Morgan Stanley Dean Witter Special Value Fund.


THE INVESTMENT MANAGER


   Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager" or "MSDW Advisors"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   MSDW Advisors is the investment manager or investment advisor of the following investment companies, which are collectively referred to as the "Morgan Stanley Dean Witter Funds":



OPEN-END FUNDS
    1   Active Assets California Tax-Free Trust
    2   Active Assets Government Securities Trust
    3   Active Assets Money Trust
    4   Active Assets Tax-Free Trust
    5   Morgan Stanley Dean Witter American Value Fund
    6   Morgan Stanley Dean Witter Balanced Growth Fund
    7   Morgan Stanley Dean Witter Balanced Income Fund
    8   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
    9   Morgan Stanley Dean Witter California Tax-Free Income Fund
   10   Morgan Stanley Dean Witter Capital Appreciation Fund
   11   Morgan Stanley Dean Witter Capital Growth Securities
   12   Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas" Portfolio
   13   Morgan Stanley Dean Witter Convertible Securities Trust
   14   Morgan Stanley Dean Witter Developing Growth Securities Trust
   15   Morgan Stanley Dean Witter Diversified Income Trust
   16   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
   17   Morgan Stanley Dean Witter Equity Fund
   18   Morgan Stanley Dean Witter European Growth Fund Inc.
   19   Morgan Stanley Dean Witter Federal Securities Trust
   20   Morgan Stanley Dean Witter Financial Services Trust
   21   Morgan Stanley Dean Witter Fund of Funds
   22   Morgan Stanley Dean Witter Global Dividend Growth Securities
   23   Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
   24   Morgan Stanley Dean Witter Global Utilities Fund
   25   Morgan Stanley Dean Witter Growth Fund
   26   Morgan Stanley Dean Witter Hawaii Municipal Trust
   27   Morgan Stanley Dean Witter Health Sciences Trust
   28   Morgan Stanley Dean Witter High Yield Securities Inc.
   29   Morgan Stanley Dean Witter Income Builder Fund

                                3

   30   Morgan Stanley Dean Witter Information Fund
   31   Morgan Stanley Dean Witter Intermediate Income Securities
   32   Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
   33   Morgan Stanley Dean Witter International SmallCap Fund
   34   Morgan Stanley Dean Witter Japan Fund
   35   Morgan Stanley Dean Witter Limited Term Municipal Trust
   36   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
   37   Morgan Stanley Dean Witter Market Leader Trust
   38   Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
   39   Morgan Stanley Dean Witter Mid-Cap Growth Fund
   40   Morgan Stanley Dean Witter Multi-State Municipal Series Trust
   41   Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
   42   Morgan Stanley Dean Witter New York Municipal Money Market Trust
   43   Morgan Stanley Dean Witter New York Tax-Free Income Fund
   44   Morgan Stanley Dean Witter Pacific Growth Fund Inc.
   45   Morgan Stanley Dean Witter Precious Metals and Minerals Trust
   46   Morgan Stanley Dean Witter Select Dimensions Investment Series
   47   Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
   48   Morgan Stanley Dean Witter Short-Term Bond Fund
   49   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
   50   Morgan Stanley Dean Witter Special Value Fund
   51   Morgan Stanley Dean Witter S&P 500 Index Fund
   52   Morgan Stanley Dean Witter S&P 500 Select Fund
   53   Morgan Stanley Dean Witter Strategist Fund
   54   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
   55   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
   56   Morgan Stanley Dean Witter U.S. Government Money Market Trust
   57   Morgan Stanley Dean Witter U.S. Government Securities Trust
   58   Morgan Stanley Dean Witter Utilities Fund
   59   Morgan Stanley Dean Witter Value-Added Market Series
   60   Morgan Stanley Dean Witter Value Fund
   61   Morgan Stanley Dean Witter Variable Investment Series
   62   Morgan Stanley Dean Witter World Wide Income Trust

CLOSED-END FUNDS
    1   InterCapital California Insured Municipal Income Trust
    2   InterCapital California Quality Municipal Securities
    3   Dean Witter Government Income Trust
    4   High Income Advantage Trust
    5   High Income Advantage Trust II
    6   High Income Advantage Trust III
    7   InterCapital Income Securities Inc.
    8   InterCapital Insured California Municipal Securities
    9   InterCapital Insured Municipal Bond Trust
   10   InterCapital Insured Municipal Income Trust
   11   InterCapital Insured Municipal Securities
   12   InterCapital Insured Municipal Trust
   13   Municipal Income Opportunities Trust
   14   Municipal Income Opportunities Trust II
   15   Municipal Income Opportunities Trust III
   16   Municipal Income Trust

                                4

   17   Municipal Income Trust II
   18   Municipal Income Trust III
   19   Municipal Premium Income Trust
   20   InterCapital New York Quality Municipal Securities
   21   Morgan Stanley Dean Witter Prime Income Trust
   22   InterCapital Quality Municipal Income Trust
   23   InterCapital Quality Municipal Investment Trust
   24   InterCapital Quality Municipal Securities



   In addition, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment advisor (the "TCW/DW Funds"):



 OPEN-END FUNDS
   1   TCW/DW Emerging Markets Opportunities Trust
   2   TCW/DW Global Telecom Trust
   3   TCW/DW Income and Growth Fund
   4   TCW/DW Latin American Growth Fund
   5   TCW/DW Mid-Cap Equity Trust
   6   TCW/DW North American Government Income Trust
   7   TCW/DW Small Cap Growth Fund
   8   TCW/DW Total Return Trust

CLOSED-END FUNDS
   1   TCW/DW Term Trust 2000
   2   TCW/DW Term Trust 2002
   3   TCW/DW Term Trust 2003



   MSDW Advisors also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and (iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in the International Active Assets Account program and are neither citizens nor residents of the United States.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained MSDW Services to perform its administrative services under the Agreement.

   Expenses not expressly assumed by the Investment Manager under the Agreement or by Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's daily net assets. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the period October 29, 1996 (commencement of operations) through July 31, 1997 and the fiscal year ended July 31, 1998, the Fund accrued to the Investment Manager total compensation under the Agreement in the amount of $1,295,177 and $2,761,954, respectively.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Investment Manager paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has agreed to bear and reimburse the Investment Manager for such expenses, which totalled approximately $180,000. The organizational expenses of the Fund have been deferred by the Fund and are being amortized on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.


   The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially similar to a prior investment management agreement which was initially approved by the Trustees on July 23, 1996 and by MSDW Advisors, as the then sole shareholder, on July 23, 1996. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Act"), or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement has an initial term ending April 30, 1999 and will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The following persons owned 5% or more of the Class A Shares of the Fund as of September 3, 1998: Hon Industries, Charitable Foundation, 414 E. 3rd Street, Muscatine, IA 52761-4117 -- 12.970%; George W. Andrews Trustee, George W. Andrews Revocable Trust, U/A DTD 5/9/94, 7375 Industrial Road, Florence, KY 41042-2911 -- 6.666%; Morgan Stanley Dean Witter Trust FSB Trustee, Denman & Davis Profit Sharing and 401(k) Plan, P.O. Box 957, Jersey City, NJ 07303-0957 -- 6.163%; and The Marine Group LLC, P.O. Box 751, San Diego, CA 92112 -- 5.629%. The following persons owned 5% or more of the Class C Shares of the Fund on September 3, 1998: Douglas F. Savage & Susan M. Savage JT TEN, 6931 Deep Lagoon Lane, Fort Meyers, FL 33919-6155 -- 6.290%. The following persons owned 5% or more of the Class D Shares of the Fund on September 3, 1998: Hare & Co. c/o The Bank of New York, P.O. Box 11203, New York, NY 10286-1203 -- 92.081%.

   The Fund has acknowledged that the name "Morgan Stanley Dean Witter" is a property right of MSDW. The Fund has agreed that MSDW, or any corporate affiliate of MSDW, may use or, at any time, permit others to use, the name "Morgan Stanley Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between MSDW Advisors and its parent company is terminated, the Fund will eliminate the name "Morgan Stanley Dean Witter" from its name if MSDW, or any corporate affiliate of MSDW, shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with MSDW Advisors, and with the 86 Dean Witter Funds and the 11 TCW/DW Funds are shown below:



  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Michael Bozic (57)..........................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                       Corporation (since November, 1995); Director or Trustee
c/o Levitz Furniture Corporation              of the Morgan Stanley Dean Witter Funds; formerly
7887 N. Federal Highway                       President and Chief Executive Officer of Hills
Boca Raton, Florida                           Department Stores (May, 1991-July, 1995); formerly
                                              variously Chairman, Chief Executive Officer, President
                                              and Chief Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.; Director of
                                              Eaglemark Financial Services, Inc. and Weirton Steel
                                              Corporation.

Charles A. Fiumefreddo* (65)................. Chairman, Director or Trustee, President and Chief
Chairman, President,                          Executive Officer of the Morgan Stanley Dean Witter
Chief Executive Officer and Trustee           Funds; Chairman, Chief Executive Officer and Trustee of
Two World Trade Center                        the TCW/DW Funds; formerly Chairman, Chief Executive
New York, New York                            Officer and Director of MSDW Advisors, MSDW Distributors
                                              and MSDW Services, Executive Vice President and Director
                                              of Dean Witter Reynolds Inc. ("DWR"), Chairman and
                                              Director of Morgan Stanley Dean Witter Trust FSB ("MSDW
                                              Trust"), and Director and/or officer of various MSDW
                                              subsidiaries (until June, 1998).

Edwin J. Garn (65) .........................  Director or Trustee of the Morgan Stanley Dean Witter
Trustee                                       Funds; formerly United States Senator
c/o Huntsman Corporation                      (R-Utah)(1974-1992) and Chairman, Senate Banking
500 Huntsman Way                              Committee (1980-1986); formerly Mayor of Salt Lake City,
Salt Lake City, Utah                          Utah (1972-1974); formerly Astronaut, Space Shuttle
                                              Discovery (April 12-19, 1985); Vice Chairman, Huntsman
                                              Corporation (since January, 1993); Director of Franklin
                                              Covey (time management systems), John Alden Financial
                                              Corp. (health insurance); United Space Alliance (joint
                                              venture between Lockheed Martin and the Boeing Company)
                                              and Nuskin Asia Pacific (multi-level marketing); member
                                              of the board of various civic and charitable
                                              organizations.

John R. Haire (73) .........................  Chairman of the Audit Committee and Director or Trustee
Trustee                                       of the Morgan Stanley Dean Witter Funds; Chairman of the
Two World Trade Center                        Audit Committee and Trustee of the TCW/DW Funds;
New York, New York                            formerly Chairman of the Independent Directors or
                                              Trustees of the Morgan Stanley Dean Witter Funds and the
                                              TCW/DW Funds (until June, 1998); formerly President,
                                              Council for Aid to Education (1978-1989) and Chairman
                                              and Chief Executive Officer of Anchor Corporation, an
                                              Investment Adviser (1964-1978).

                                8

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------

Wayne E. Hedien (64) .......................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; Director of The PMI Group, Inc. (private
c/o Gordon Altman Butowsky                    mortgage insurance); Trustee and Vice Chairman of The
 Weitzen Shalov & Wein                        Field Museum of Natural History; formerly associated
Counsel to the Independent Trustees           with the Allstate Companies (1966-1994), most recently
114 West 47th Street                          as Chairman of The Allstate Corporation (March,
New York, New York                            1993-December, 1994) and Chairman and Chief Exe-cutive
                                              Officer of its wholly-owned subsidiary, Allstate
                                              Insurance Company (July, 1989-December, 1994); director
                                              of various other business and charitable organizations.

Dr. Manuel H. Johnson (49) .................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                       consulting firm; Co-Chairman and a founder of the Group
c/o Johnson Smick International, Inc.         of Seven Council (G7C), an international economic
1133 Connecticut Avenue, N.W.                 commission; Director or Trustee of the Morgan Stanley
Washington, DC                                Dean Witter Funds; Trustee of the TCW/DW Funds; Director
                                              of NASDAQ (since June, 1995); Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer) and NVR, Inc.
                                              (home construction). Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight organization
                                              for the Financial Accounting Standards Board); formerly
                                              Vice Chairman of the Board of Governors of the Federal
                                              Reserve System (1986-1990) and Assistant Secretary of
                                              the U.S. Treasury (1982-1986).

Michael E. Nugent (62) .....................  General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Director or Trustee of the
Triumph Capital, L.P.                         Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW
237 Park Avenue                               Funds; formerly Vice President, Bankers Trust Company
New York, New York                            and BT Capital Corporation; Director of various business
                                              organizations.

Philip J. Purcell* (55) ....................  Chairman of the Board of Directors and Chief Executive
Trustee                                       Officer of MSDW, DWR, and Novus Credit Services Inc.;
1585 Broadway                                 Director of MSDW Distributors; Director or Trustee of
New York, New York                            the Morgan Stanley Dean Witter Funds; Director and/or
                                              officer of various MSDW subsidiaries.

John L. Schroeder (68) .....................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; Trustee of the TCW/DW Funds; Director of
c/o Gordon Altman Butowsky Weitzen            Citizens Utilities Company; formerly Executive Vice
 Shalov & Wein                                President and Chief Investment Officer of the Home
Counsel to the Independent Trustees           Insurance Company (August, 1991-September, 1995).
114 West 47th Street
New York, New York

                                9

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------

Barry Fink (43).............................. Senior Vice President (since March, 1997), Secretary and
Vice President,                               General Counsel (since February, 1997) and Director
Secretary and General Counsel                 (since July, 1998) of MSDW Advisors and MSDW Services;
Two World Trade Center                        Senior Vice President (since March, 1997) and Assistant
New York, New York                            Secretary and Assistant General Counsel (since February,
                                              1997) of MSDW Distributors; Assistant Secretary of DWR
                                              (since August, 1996); Vice President, Secretary and
                                              General Counsel of the Morgan Stanley Dean Witter Funds
                                              and the TCW/DW Funds (since February, 1997); previously
                                              First Vice President (June, 1993-February, 1997), Vice
                                              President (until June, 1993) and Assistant Secretary and
                                              Assistant General Counsel of MSDW Advisors and MSDW
                                              Services and Assistant Secretary of the Morgan Stanley
                                              Dean Witter Funds and the TCW/DW Funds.

Jenny Beth Jones (40) ....................... Senior Vice President of MSDW Advisors (since August,
Vice President                                1996); formerly Senior Vice President and Manager of the
Two World Trade Center                        Small Cap Department of Oppenheimer Capital.
New York, New York

Thomas F. Caloia (52) ....................... First Vice President and Assistant Treasurer of MSDW
Treasurer                                     Advisors and MSDW Services; Treasurer of the Morgan
Two World Trade Center                        Stanley Dean Witter Funds and the TCW/DW Funds.
New York, New York

------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


   In addition, Mitchell M. Merin, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW Subsidiaries, Robert M. Scanlan, President, Chief Operating Officer and
Director of MSDW Advisors and MSDW Services, Executive Vice President of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Robert S. Giambrone, Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of MSDW Advisors and Director of MSDW Trust and Peter Hermann, Vice President of the MSDW Advisors, are Vice Presidents of the Fund. John S. Roscoe, Vice President of MSDW Advisors, is an assistant Vice President of the Fund. Marilyn K. Cranney and Carsten Otto, First Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, Frank Bruttomesso, Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, and Todd Lebo, a Staff Attorney with MSDW Advisors, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 86 Morgan Stanley Dean Witter Funds, comprised of 122 portfolios. As of July 31, 1998, the Morgan Stanley Dean Witter Funds had total net assets of approximately $102.4 billion and more than six million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW

Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven Independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Insurance Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.

   The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; and reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls.

   The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Fund paid him an additional annual fee of $1,200.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended July 31, 1998.

                              FUND COMPENSATION



                               AGGREGATE
    NAME OF INDEPENDENT       COMPENSATION
TRUSTEE                      FROM THE FUND
--------------------------  ---------------
Michael Bozic .............      $1,550
Edwin J. Garn .............       1,700
John R. Haire .............       3,250
Wayne E. Hedien............       1,632
Dr. Manuel H. Johnson  ....       1,650
Michael E. Nugent..........       1,700
John L. Schroeder..........       1,700



   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.

   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                FOR SERVICE AS
                                                                 CHAIRMAN OF
                                                                 INDEPENDENT      FOR SERVICE AS      TOTAL CASH
                            FOR SERVICE                           DIRECTORS/       CHAIRMAN OF       COMPENSATION
                          AS DIRECTOR OR      FOR SERVICE AS     TRUSTEES AND      INDEPENDENT     FOR SERVICES TO
                            TRUSTEE AND        TRUSTEE AND          AUDIT            TRUSTEES     84 MORGAN STANLEY
                         COMMITTEE MEMBER    COMMITTEE MEMBER  COMMITTEES OF 84     AND AUDIT        DEAN WITTER
NAME OF                OF 84 MORGAN STANLEY    OF 14 TCW/DW     MORGAN STANLEY   COMMITTEES OF 14    FUNDS AND 14
INDEPENDENT TRUSTEE      DEAN WITTER FUNDS        FUNDS       DEAN WITTER FUNDS    TCW/DW FUNDS      TCW/DW FUNDS
---------------------  -------------------- ----------------  ----------------- ----------------  -----------------
Michael Bozic ........       $133,602               --                --                --             $133,602
Edwin J. Garn ........        149,702               --                --                --              149,702
John R. Haire ........        149,702            $73,725           $157,463          $25,350            406,240
Wayne E. Hedien.......         39,010               --                --                --               39,010
Dr. Manuel H. Johnson         145,702             71,125              --                --              216,827
Michael E. Nugent  ...        149,702             73,725              --                --              223,427
John L. Schroeder ....        149,702             73,725              --                --              223,427



   As of the date of this Statement of Additional Information, 57 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Morgan Stanley Dean Witter Funds (not including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.

        RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                                                             ESTIMATED
                                                               RETIREMENT      ANNUAL
                               ESTIMATED                        BENEFITS      BENEFITS
                                CREDITED                       ACCRUED AS       UPON
                                 YEARS          ESTIMATED       EXPENSES     RETIREMENT
                             OF SERVICE AT    PERCENTAGE OF      BY ALL       FROM ALL
    NAME OF INDEPENDENT        RETIREMENT       ELIGIBLE        ADOPTING      ADOPTING
TRUSTEE                       (MAXIMUM 10)    COMPENSATION       FUNDS        FUNDS(2)
--------------------------  --------------- ---------------  ------------- ------------
Michael Bozic .............        10             58.82%        $ 20,499      $ 55,026
Edwin J. Garn .............        10             58.82           30,878        55,026
John R. Haire .............        10             58.82          (19,823)(3)   132,002
Wayne E. Hedien............         9             50.00                0        46,772
Dr. Manuel H. Johnson  ....        10             58.82           12,832        55,026
Michael E. Nugent .........        10             58.82           22,546        55,026
John L. Schroeder..........         8             49.02           39,350        46,123



(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.
(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the

Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days of any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

STOCK INDEX FUTURES CONTRACTS

   As discussed in the Prospectus, the Fund may invest in stock index futures contracts. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time.

   The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   The Fund is required to maintain margin deposits with the Fund's Custodian, in a segregated account in the name of the broker through which it effects index futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index, the Russell 2000 Index, the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

   Limitations on Futures Contracts. The Fund may not enter into futures contracts if, immediately thereafter, the amount committed to margin exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts in accordance with the limitation described above. If the CFTC changes its regulations so that the Fund would be permitted more latitude to enter into futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures by the Fund.

   Risks of Transactions in Futures Contracts. The successful use of futures contracts depends on the ability of the Investment Manager to accurately predict market and interest rate movements. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   In addition, if the Fund holds a long position in a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning a portfolio of securities substantially replicating the relevant index.

   Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   The extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus.

   While the futures contracts to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volitility of portfolio securities is that the prices of indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

   As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund.

   The Investment Manager has substantial experience in the use of the investment techniques described above under the heading "Stock Index Futures Contracts," which techniques require skills different from those needed to select the portfolio securities underlying futures contracts.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

   From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other high grade debt portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

WHEN, AS AND IF ISSUED SECURITIES

   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

RULE 144A SECURITIES

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets.

LENDING OF PORTFOLIO SECURITIES

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loan justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

NEW INSTRUMENTS

   New financial products and various combinations thereof continue to be developed. The Fund may invest in any such products as may be developed, to the extent conistent with its investment objective and applicable regulatory requirements.

PORTFOLIO TURNOVER


   It is anticipated that the Fund's portfolio turnover rate will not exceed 150%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. A portfolio turnover rate in excess of 100% may be considered high and the Fund will incur correspondingly higher transaction costs. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund.


INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions:
(i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Invest in securities of any issuer if in the exercise of reasonable diligence, the Fund has determined that any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell financial or index futures contracts and related options.

     4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. This restriction does not apply to an investment by the Fund of all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

     6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     7. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (6).

     8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing or selling futures contracts or options; (c) borrowing money in accordance with restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities.

     9. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     10. Make short sales of securities.

     11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin.

     12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13. Invest for the purpose of exercising control or management of any other issuer.

   In addition, the Fund, as a non-fundamental policy, will not invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------


   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions are usually effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the period October 29, 1996 (commencement of operations) through July 31, 1997, and for the fiscal year ended July 31, 1998, the Fund paid a total of $635,153 and $1,686,749, respectively, in brokerage commissions.

   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended July 31, 1998, the Fund paid $1,392,074 in brokerage commissions in connection with transactions in the aggregate amount of $451,519,329 to brokers because of research services provided.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the period October 29, 1996 through July 31, 1997 and the fiscal year ended July 31, 1998, the Fund paid $51,805 and $109,942, respectively, in brokerage commissions to DWR. The commissions paid to DWR represented approximately 6.52% of the total brokerage commissions paid by the Fund for the fiscal year ended July 31, 1998 and were paid on account of transactions having an aggregate dollar value equal to approximately 8.53% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid. During the period June 1, 1997 through July 31, 1997 and during the fiscal year ended July 31, 1998, the Fund paid a total of $0 and $48,620, respectively, in brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended July 31, 1998, the brokerage commissions paid to MS & Co. represented approximately 2.88% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 3.03% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the period October 29, 1996 through July 31, 1997 and the fiscal year ended July 31, 1998, the Fund did not effect any principal transactions with DWR.


THE DISTRIBUTOR
-----------------------------------------------------------------------------


   As discussed in the Prospectus, shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Board of Trustees of the Fund including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act ( the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1998, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 30, 1998, the Trustees of the Fund, including a majority of the Independent Trustees, approved the continuation of the Distribution Agreement until April, 1999.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays the filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


PLAN OF DISTRIBUTION


   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan" ) pursuant to which each Class other than Class D pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively. The Distributor receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares"). The

Distributor has informed the Fund that it and/or DWR received (a) approximately $342,000 and $768,105 in contingent deferred sales charges from Class B for the period October 29, 1996 (commencement of operations) through July 31, 1997 and the fiscal year ended July 31, 1998, respectively, (b) approximately $2,492 in contingent deferred sales charges from Class C for the fiscal year ended July 31, 1998, and (c) approximately $176,211 in front-end sales charges from Class A for the fiscal year ended July 31, 1998, none of which was retained by the Distributor. No front-end sales charges were received from Class A during the period ended July 31, 1997, no contingent deferred sales charges were received from Class A during the period October 29, 1996 (commencement of operations) through July 31, 1997 and the fiscal year ended July 31, 1998, and no contingent deferred sales charges were received from Class C during the period ended July 31, 1997.


   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.


   The Plan was adopted by a vote of the Trustees of the Fund on July 23, 1996 at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. MSDW Advisors, as the sole shareholder of the Fund, approved the Plan on July 23, 1996, whereupon the Plan went into effect. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple class structure for the Fund, which took effect on July 28, 1997.

   Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended July 31, 1998, of $3,612,182. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year and is treated by the Fund as an expense in the year it is accrued. For the fiscal year ended July 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $8,994 and $26,114, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method, the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.


   With respect to Class A shares, DWR compensates its Financial Advisors by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors of record in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

   With respect to Class C shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

   With respect to Class D shares other than shares held by participants in the MSDW Advisors mutual fund asset allocation program, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's Financial Advisors by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the MSDW Advisors mutual fund asset allocation program).

   The gross sales credit is a charge which reflects commissions paid by DWR to its Financial Advisors and Fund associated distribution-related expenses, including sales compensation and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund shares sales. Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

   Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 1998 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $21,125,753 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 9.86% ($2,082,829)--advertising and promotional expenses; (ii) 1.18% ($248,898)--printing of prospectuses for distribution to other than current shareholders; and (iii) 88.96% ($18,794,026)--other expenses, including the gross sales credit and the carrying charge, of which 5.26% ($988,271) represents carrying charges, 38.75% ($7,282,554) represents commission credits to DWR branch offices and other selected broker-dealers for payments of commissions to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives and 55.99% ($10,523,201) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal year ended July 31, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

   In the case of Class B shares, at any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that, in the case of Class B shares, the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $14,671,514 as of July 31, 1998. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, MSDW Advisors, MSDW Services, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   Under its terms, the Plan had an initial term ending April 30, 1997 and will continue in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. The most recent continuance of the Plan for one year, until April 30, 1999, was approved by the Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a meeting of the Trustees held on April 30, 1998. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day; Reverend Dr. Martin Luther King, Jr. Day; Presidents Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.


   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter

Multi-Class Funds") or shares of other Morgan Stanley Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

   The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.


   Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.


   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Morgan Stanley Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Morgan Stanley Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.


   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Morgan Stanley Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Morgan Stanley Dean Witter front-end sales charge funds, or (ii) shares of other Morgan Stanley Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Morgan Stanley Dean Witter front-end sales charge funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

         YEAR SINCE
          PURCHASE             CDSC AS A PERCENTAGE
        PAYMENT MADE            OF AMOUNT REDEEMED
---------------------------  ------------------------
First ......................            5.0%
Second .....................            4.0%
Third ......................            3.0%
Fourth .....................            2.0%
Fifth ......................            2.0%
Sixth ......................            1.0%
Seventh and thereafter  ....            None



   The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement.


        YEAR SINCE
         PURCHASE            CDSC AS A PERCENTAGE
       PAYMENT MADE           OF AMOUNT REDEEMED
-------------------------  ------------------------
First ....................            2.0%
Second ...................            2.0%
Third ....................            1.0%
Fourth and thereafter ....            None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES
-----------------------------------------------------------------------------
   Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


   Targeted Dividends (Service Mark) . In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Morgan Stanley Dean Witter Fund other than Morgan Stanley Dean Witter Special Value Fund or in another Class of Morgan Stanley Dean Witter Special Value Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Morgan Stanley Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Morgan Stanley Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Morgan Stanley Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Morgan Stanley Dean Witter Fund before entering the program.

   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Morgan Stanley Dean Witter money market fund on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Morgan Stanley Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders whose shares of Morgan Stanley Dean Witter Funds have an aggregate value of $10,000 or more. Shares of any Fund from which redemptions will be made pursuant to the Plan must have a value of $1,000 or more (referred to as a "SWP Fund"). The required share values are determined on the date the shareholder establishes the Withdrawal Plan. The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Funds' shares, on an annualized basis. Any applicable Contingent Deferred Sales Charge ("CDSC") will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Fund account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

   A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Fund.

   Prior to adding an additional SWP Fund to an existing Withdrawal Plan, the required $10,000/$1,000 share values must be met, to be calculated on the date the shareholder adds the additional SWP Fund. However, the addition of a new SWP Fund will not change the account value for the 12% CDSC waiver for the SWP Funds already participating in the Withdrawal Plan.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month, quarter, or semi-annual or annual period and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's Dean Witter Reynolds Inc. or other Selected Broker-Dealer brokerage account, or amounts deposited electronically into the shareholder's bank account via the Automated Clearing House, within five business days after the date of redemption.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although a shareholder may make additional investments while participating in the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of sales charges applicable to purchases or redemptions of shares (see "Purchase of Fund Shares" in the Prospectus).

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $500, payable to Morgan Stanley Dean Witter Special Value Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.


EXCHANGE PRIVILEGE


   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, and five Morgan Stanley Dean Witter Funds which are money market funds (the foregoing eight funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income

Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


   As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or of Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Morgan Stanley Dean Witter American Value Fund acquired prior to April 30, 1984, shares of Morgan Stanley Dean Witter Dividend Growth Securities Inc. and Morgan Stanley Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Morgan Stanley Dean Witter Strategist Fund acquired prior to November 8, 1989 are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time

(except that with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to the lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any Selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any Selected broker-dealer for any transactions pursuant to this Exchange Privilege.


   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust and Morgan Stanley Dean Witter New York Municipal Money Market Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment for the Exchange Privilege account of each Class is $10,000 for Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class for all other Morgan Stanley Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Morgan Stanley Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays,
(b) when
trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.


   For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.


REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------


   Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificiate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.


   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus.

   Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax and state income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and state personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.


   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in
(b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.


DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------


   As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders at year-end will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

   The Fund, however, intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from the net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met by the Fund and the shareholder.


   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than twelve months. Gains or losses on the sale of securities with a tax holding period of twelve months or less will be short-term capital gains or losses.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax rate on long-term capital gains from 28% to 20%. It also lengthens the required holding period to obtain the lower rate from more than twelve months to more than eighteen months. However, the IRS Restructuring and Reform Act of 1998 reduces the holding period requirement for the lower capital gain rate to more than twelve months for transactions occurring after January 1, 1998. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. Shareholders will also be notified of their proportionate share of long-term capital gain distribution that is eligible for a reduced tax rate of tax under the Taxpayer Relief Act of 1997.

   To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.


   Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


   Shareholders are urged to consult their attorneys or tax advisors regarding specific questions as to federal, state or local taxes.


PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (were the root is equivalent to the number of years in the period) and subtracting one from the result. The average annual total returns of Class B for the fiscal year ended July 31, 1998 and for the period October 29, 1996 (commencement of operations) through July 31, 1998 were -2.73% and 11.43%, respectively. The average annual total returns for Class A for the fiscal year ended July 31, 1998 and for the period July 28, 1997 (inception of the Class) through July 31, 1998 were -2.61% and -1.71%, respectively. The average annual total returns for Class C for the fiscal year ended July 31, 1998 and for the period July 28, 1997 (inception of the Class) through July 31, 1998 were 1.07% and 2.92%, respectively. The average annual total returns for Class D for the fiscal year ended July 31, 1998 and for the period July 28, 1997 (inception of the Class) through July 31, 1998 were 3.04% and 3.95%, respectively.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the total return of the Fund may be calculated in the manner described above, but without deduction of any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the fiscal year ended July 31, 1998 and for the period October 29, 1996 through July 31, 1998 were 2.02% and 13.52%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended July 31, 1998 and for the period July 28, 1997 through July 31, 1998 were 2.79% and 3.69%, respectively. Based on this calculation, the average annual total returns of Class C for the fiscal year ended July 31, 1998 and for the period July 28, 1997 through July 31, 1998 were 2.02% and 2.92%, respectively. Based on this calculation, the average annual total returns of Class D for the fiscal year ended July 31, 1998 and for the period July 28, 1997 through July 31, 1998 were 3.04% and 3.95%, respectively.

   In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the fiscal year ended July 31, 1998 and the period October 29, 1996 through July 31, 1998 were 2.02% and 24.88%, respectively. Based on the foregoing calculation, the total returns for Class A for the fiscal year ended July 31, 1998 and the period July 28, 1997 through July 31, 1998 were 2.79% and 3.72%, respectively. Based on the foregoing calculation, the total returns for Class C for the fiscal year ended July 31, 1998 and the period July 28, 1997 through July 31, 1998 were 2.02% and 2.95%, respectively. Based on the foregoing calculation, the total returns for Class D for the fiscal year ended July 31, 1998 and the period July 28, 1997 through July 31, 1998 were 3.04% and 3.98%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal) and without taking into account the effect of any applicable CDSC and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at July 31, 1998:

                          INVESTMENT AT INCEPTION OF:
            INCEPTION  --------------------------------
CLASS          DATE      $10,000   $50,000    $100,000
---------  ----------- ---------   --------- ----------
Class A       7/28/97    $ 9,827   $49,786    $100,608
Class B      10/29/96     12,488    62,440     124,880
Class C       7/28/97     10,295    51,475     102,950
Class D       7/28/97     10,398    51,990     103,980


   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

SHARES OF THE FUND
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


   Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. MSDW Trust is an affiliate of Morgan
Stanley Dean Witter Advisors Inc., the Fund's Investment Manager and Morgan Stanley Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, MSDW Trust's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions; and maintaining shareholder records and lists. For these services MSDW Trust receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------


   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent account-ants, will be sent to shareholders each year.

   The Fund's fiscal year ends on July 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------


   The financial statements of the Fund for the period ended July 31, 1998, which are included in this Statement of Additional Information and incorporated by reference in the Prospectus has been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 1998


 NUMBER OF
   SHARES                                                                          VALUE
---------------------------------------------------------------------------------------------------------
             COMMON STOCKS (88.6%)
             Agriculture (0.3%)
   80,000    Sylvan, Inc.* ...................................................  $ 1,105,000
                                                                              --------------
             Apparel (2.3%)
   285,000   Kellwood Co. ....................................................    9,048,750
                                                                              --------------
             Banks -Regional (1.2%)
   85,000    Pacific Bank, N.A. ..............................................    4,505,000
                                                                              --------------
             Chemicals (1.3%)
   238,000   NL Industries, Inc. .............................................    4,938,500
                                                                              --------------
             Computer Equipment (0.7%)
   175,000   BancTec, Inc.* ..................................................    2,810,937
                                                                              --------------
             Computer Software (1.6%)
   200,000   Sybase, Inc.* ...................................................    1,762,500
   195,000   Timberline Software Corp.  ......................................    4,363,125
                                                                              --------------
                                                                                  6,125,625
                                                                              --------------
             Computer Software & Services (3.1%)
   520,000   Wang Laboratories, Inc.* ........................................   12,025,000
                                                                              --------------
             Containers (1.4%)
             Gaylord Container Corp.
   350,000   (Class A)* ......................................................    2,012,500
   63,000    Liqui-Box Corp.  ................................................    3,213,000
                                                                              --------------
                                                                                  5,225,500
                                                                              --------------
             Electronic Components (0.5%)
   125,000   DII Group, Inc.* ................................................    2,031,250
                                                                              --------------
             Electronics (0.8%)
   85,900    Oak Industries, Inc.* ...........................................    3,189,037
                                                                              --------------
             Electronics -Semiconductors (1.7%)
   495,000   Unitrode Corp.* .................................................    6,558,750
                                                                              --------------
             Electronics -Semiconductors/
             Components (1.4%)
   295,000   Exar Corp.* .....................................................    5,310,000
                                                                              --------------
             Energy Exploration (0.8%)
   950,820   Hurricane Hydrocarbons Ltd. (Class A)(Canada)* ..................    3,090,165
                                                                              --------------
             Energy Related (1.8%)
   475,000   USEC Inc.* ......................................................    6,768,750
                                                                              --------------
             Entertainment/Gaming (0.7%)
   660,000   GameTech International, Inc.* ...................................    2,598,750
                                                                              --------------
             Environmental Control (3.1%)
   916,000   TETRA Technologies, Inc.* .......................................   12,137,000
                                                                              --------------
             Financial (2.1%)
   185,000   Bank United Corp. (Class A) .....................................  $ 8,255,625
                                                                              --------------
             Foods (3.1%)
   410,000   Fleming Companies, Inc. .........................................    6,278,125
   145,400   J & J Snack Foods Corp.* ........................................    2,798,950
   157,500   Lance, Inc. .....................................................    2,972,812
                                                                              --------------
                                                                                 12,049,887
                                                                              --------------
             Healthcare (3.1%)
   495,000   Magellan Health Services, Inc.* .................................    9,961,875
   150,000   Sun Healthcare Group, Inc.* .....................................    2,193,750
                                                                              --------------
                                                                                 12,155,625
                                                                              --------------
             Hospital Management (1.2%)
   250,000   Veterinary Centers of America, Inc.* ............................    4,718,750
                                                                              --------------
             Housing & Home Furnishings (0.2%)
   25,000    Pillowtex Corp. .................................................      812,500
                                                                              --------------
             Industrials (0.2%)
   30,000    Elsag Bailey Process Automation N.V. (Netherlands)* .............      808,125
                                                                              --------------
             Insurance (0.9%)
   150,000   United Wisconsin Services, Inc. .................................    3,506,250
                                                                              --------------
             Insurance & Financial Services (1.6%)
   455,000   CNA Surety Corp.* ...............................................    6,085,625
                                                                              --------------
             Insurance Brokers (1.2%)
   275,000   Willis Corroon Group PLC (ADR)(United Kingdom) ..................    4,468,750
                                                                              --------------
             Labels (3.6%)
  1,471,400  Paxar Corp.* ....................................................   13,794,375
                                                                              --------------
             Leasing (1.4%)
   239,000   Willis Lease Finance Corp.* .....................................    5,377,500
                                                                              --------------
             Leisure (1.5%)
   396,900   Midway Games, Inc.* .............................................    5,879,081
                                                                              --------------
             Machinery & Machine Tools (1.3%)
   204,900   Gleason Corp. ...................................................    5,122,500
                                                                              --------------
             Manufacturing -Consumer &
             Industrial Products (2.9%)
   400,000   Baldwin Technology Co., Inc. (Class A)* .........................    2,325,000
   278,000   Denison International PLC (ADR)(United Kingdom)* ................    4,830,250
   382,500   Farr Co.* .......................................................    4,111,875
                                                                              --------------
                                                                                11,267,125
                                                                              --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                               39

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 1998, continued

 NUMBER OF
   SHARES                                                                          VALUE
---------------------------------------------------------------------------------------------------------
             Manufacturing -Diversified (2.8%)
   220,000   AMETEK, Inc ..................................................... $  5,513,750
   360,300   Scott Technologies, Inc. (Class A)* .............................    5,179,312
                                                                              --------------
                                                                                 10,693,062
                                                                              --------------
             Medical Equipment (1.4%)
   225,000   Marquette Medical Systems, Inc.* ................................    5,428,125
                                                                              --------------
             Medical Products & Supplies (3.1%)
   200,300   Conmed Corp.* ...................................................    4,732,088
   175,000   DENTSPLY International, Inc. ....................................    4,462,500
   83,000    GP Strategies Corp.* ............................................    1,141,250
   95,000    PSS World Medical, Inc.* ........................................    1,472,500
                                                                              --------------
                                                                                 11,808,338
                                                                              --------------
             Medical Services (1.8%)
   190,000   Corvel Corp.* ...................................................    7,148,750
                                                                              --------------
             Metals (0.2%)
   32,000    Penn Engineering & Manfacturing Corp. (Class A) .................      686,000
                                                                              --------------
             Metals & Mining (2.1%)
   180,000   Getchell Gold Corp.* ............................................    2,430,000
   210,000   Stillwater Mining Co.* ..........................................    5,748,750
                                                                              --------------
                                                                                  8,178,750
                                                                              --------------
             Oil & Gas (2.0%)
   430,000   Snyder Oil Corp. ................................................    7,740,000
                                                                              --------------
             Oil & Gas Products (0.7%)
   227,600   Willbros Group, Inc.* ...........................................    2,845,000
                                                                              --------------
             Oil -Exploration & Production (2.1%)
   475,600   Forest Oil Corp.* ...............................................    5,826,100
   312,500   Petroglyph Energy, Inc.* ........................................    2,304,688
                                                                              --------------
                                                                                  8,130,788
                                                                              --------------
             Paper & Forest Products (0.6%)
   200,000   Longview Fibre Co. ..............................................    2,350,000
                                                                              --------------
             Property -Casualty Insurance (0.6%)
   140,000   Gryphon Holdings, Inc.* .........................................    2,170,000
                                                                              --------------
             Publishing (3.0%)
             Hollinger International, Inc.
   260,000   (Class A) .......................................................    4,143,750
   236,700   Houghton Mifflin Co. ............................................    7,456,050
                                                                              --------------
                                                                                 11,599,800
                                                                              --------------
             Real Estate Investment Trust (3.3%)
   146,000   Brandywine Realty Trust ......................................... $  2,910,875
   512,800   Mid-Atlantic Realty Trust .......................................    6,666,400
   116,000   Tanger Factory Outlet Centers, Inc. .............................    3,327,750
                                                                              --------------
                                                                                 12,905,025
                                                                              --------------
             Reinsurers (5.0%)
   393,500   Chartwell Re Corp. ..............................................   11,362,313
   180,000   RenaissanceRe Holdings, Ltd. (Bermuda) ..........................    8,043,750
                                                                              --------------
                                                                                 19,406,063
                                                                              --------------
             Restaurants (1.1%)
   216,400   Morrison Health Care Inc. .......................................    4,179,225
                                                                              --------------
             Retail (0.6%)
   200,000   Lazare Kaplan International Inc.* ...............................    2,200,000
                                                                              --------------
             Savings & Loan Associations (0.1%)
   26,100    TeleBanc Financial Corp.* .......................................      541,575
                                                                              --------------
             Semiconductor Equipment (1.2%)
   270,000   SpeedFam International, Inc.* ...................................    4,556,250
                                                                              --------------
             Steel & Iron (1.0%)
   83,000    Cleveland-Cliffs, Inc. ..........................................    4,009,938
                                                                              --------------
             Telecommunications (3.9%)
   204,000   Asia Satellite Telecommunications Holdings Ltd. (ADR)(Hong Kong)     3,442,500
   230,000   ECI Telecommunications Limited Designs (Israel) .................    7,820,000
   180,000   Western Wireless Corp. (Class A)* ...............................    3,746,250
                                                                              --------------
                                                                                 15,008,750
                                                                              --------------
             Textiles & Apparel (1.1%)
   400,000   Burlington Industries, Inc.* ....................................    4,175,000
                                                                              --------------
             Transportation -Miscellaneous (0.9%)
   300,000   RailWorks Corp.* ................................................    3,450,000
                                                                              --------------
             Utilities -Electric (1.7%)
   322,000   Calpine Corp.* ..................................................    6,500,375
                                                                              --------------
             Water (1.3%)
   200,100   American States Water Co. .......................................    4,952,475
                                                                              --------------
             TOTAL COMMON STOCKS
             (Identified Cost $348,869,391) ..................................  342,433,021
                                                                              --------------



                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 1998, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
--------------------------------------------------------------------------------------------
             CONVERTIBLE BOND (0.9%)
             Semiconductor Equipment
             Lam Research Corp.
             5.00% due 09/01/02
   $4,000    (Identified Cost $3,332,500) ....................................  $ 3,240,440
                                                                              --------------
             SHORT-TERM INVESTMENTS (10.2%)
             U.S. GOVERNMENT AGENCY (a)(7.2%)
             Federal Farm Credit Bank
             5.45% due 08/04/98
   28,000    (Amortized Cost $27,987,283) ....................................   27,987,283
                                                                              --------------
             REPURCHASE AGREEMENT (3.0%)
             The Bank of New York 5.50% due 08/03/98 (dated 07/31/98;
             proceeds $11,410,839)(b)
    11,406   (Identified Cost $11,405,612) ...................................   11,405,612
                                                                              --------------
             TOTAL SHORT-TERM
             INVESTMENTS
             (Identified Cost $39,392,895) ...................................   39,392,895
                                                                              --------------


                                                  VALUE
----------------------------------  -------- --------------
TOTAL INVESTMENTS
(Identified Cost $391,594,786)(c) .    99.7%   $385,066,356
OTHER ASSETS IN EXCESS OF
LIABILITIES .......................   0.3         1,308,373
                                    -------- --------------
NET ASSETS ........................   100.0%   $386,374,729
                                    ======== ==============

------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $11,454,164 U.S. Treasury Note 5.75% due 11/30/02 valued at $11,633,724.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $24,532,936 and the aggregate gross unrealized depreciation is $31,061,366, resulting in net unrealized depreciation of $6,528,430.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
July 31, 1998



ASSETS:
Investments in securities, at value (identified cost
 $391,594,786)................................................    $385,066,356
Receivable for:
  Investments sold ...........................................       9,397,639
  Shares of beneficial interest sold .........................         449,456
  Dividends ..................................................         112,300
  Interest....................................................          84,910
Deferred organizational expenses .............................         116,315
Prepaid expenses and other assets.............................          89,075
                                                                --------------
  TOTAL ASSETS ...............................................     395,316,051
                                                                --------------
LIABILITIES:
Payable for:
  Investments purchased.......................................       7,912,638
  Plan of distribution fee....................................         345,544
  Shares of beneficial interest repurchased...................         319,331
  Investment management fee ..................................         263,724
Accrued expenses and other payables ..........................         100,085
                                                                --------------
  TOTAL LIABILITIES ..........................................       8,941,322
                                                                --------------
  NET ASSETS .................................................    $386,374,729
                                                                ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................    $356,126,673
Net unrealized depreciation ..................................      (6,528,430)
Accumulated undistributed net realized gain...................      36,776,486
                                                                --------------
  NET ASSETS .................................................    $386,374,729
                                                                ==============
CLASS A SHARES:
Net Assets....................................................      $7,265,459
Shares Outstanding (unlimited authorized, $.01 par value)  ...         622,040
  NET ASSET VALUE PER SHARE ..................................          $11.68
                                                                ==============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value)............          $12.33
                                                                ==============
CLASS B SHARES:
Net Assets....................................................    $372,933,379
Shares Outstanding (unlimited authorized, $.01 par value)  ...      32,182,630
  NET ASSET VALUE PER SHARE ..................................          $11.59
                                                                ==============
CLASS C SHARES:
Net Assets....................................................      $4,728,273
Shares Outstanding (unlimited authorized, $.01 par value)  ...         408,024
  NET ASSET VALUE PER SHARE ..................................          $11.59
                                                                ==============
CLASS D SHARES:
Net Assets....................................................      $1,447,618
Shares Outstanding (unlimited authorized, $.01 par value)  ...         123,625
  NET ASSET VALUE PER SHARE ..................................          $11.71
                                                                ==============



                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended July 31, 1998



NET INVESTMENT INCOME:
INCOME
Dividends (net of $15,278 foreign withholding
 tax)..............................................  $  3,355,681
Interest ..........................................     2,469,051
                                                    --------------
  TOTAL INCOME.....................................     5,824,732
                                                    --------------
EXPENSES
Plan of distribution fee (Class A shares) .........         8,994
Plan of distribution fee (Class B shares) .........     3,612,182
Plan of distribution fee (Class C shares) .........        26,114
Investment management fee..........................     2,761,954
Transfer agent fees and expenses...................       369,825
Registration fees .................................       135,729
Shareholder reports and notices ...................        56,557
Professional fees .................................        52,146
Custodian fees.....................................        45,738
Organizational expenses ...........................        35,825
Trustees' fees and expenses........................        15,592
Other..............................................         4,420
                                                    --------------
  TOTAL EXPENSES ..................................     7,125,076
                                                    --------------
  NET INVESTMENT LOSS .............................    (1,300,344)
                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain..................................    46,595,280
Net change in unrealized appreciation..............   (43,285,803)
                                                    --------------
  NET GAIN.........................................     3,309,477
                                                    --------------
NET INCREASE.......................................  $  2,009,133
                                                    ==============



                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE PERIOD
                                                          FOR THE YEAR   OCTOBER 29, 1996*
                                                             ENDED            THROUGH
                                                         JULY 31, 1998    JULY 31, 1997**
------------------------------------------------------  --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss....................................   $ (1,300,344)    $    (54,583)
Net realized gain......................................     46,595,280       12,293,884
Net change in unrealized appreciation .................    (43,285,803)      36,757,373
                                                        --------------- -----------------
  NET INCREASE ........................................      2,009,133       48,996,674
                                                        --------------- -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
 Class B shares........................................        --               (99,469)
Net realized gain .....................................
 Class A shares........................................        (36,472)         --
 Class B shares........................................    (20,393,805)        (396,163)
 Class C shares........................................        (18,182)         --
 Class D shares........................................         (1,549)         --
                                                        --------------- -----------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ...................    (20,450,008)        (495,632)
                                                        --------------- -----------------
Net increase from transactions in shares of beneficial
 interest .............................................    124,497,217      231,717,345
                                                        --------------- -----------------
  NET INCREASE ........................................    106,056,342      280,218,387
NET ASSETS:
Beginning of period....................................    280,318,387          100,000
                                                        --------------- -----------------
  END OF PERIOD .......................................   $386,374,729     $280,318,387
                                                        =============== =================


------------

*   Commencement of operations.

**  Class A, Class C and Class D shares were issued July 28, 1997.


                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Special Value Fund (the "Fund"), formerly Dean Witter Special Value Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in domestic equity securities of small capitalization companies. The Fund was organized as a Massachusetts business trust on June 21, 1996 and had no other operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., to effect the Fund's initial capitalization. The Fund commenced operations on October 29, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

 A. VALUATION OF INVESTMENTS-- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


 B. ACCOUNTING FOR INVESTMENTS-- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

 C. MULTIPLE CLASS ALLOCATIONS-- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

 D. FEDERAL INCOME TAX STATUS-- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

 E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS-- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

F. ORGANIZATIONAL EXPENSES-- The Investment Manager paid the organizational expenses of the Fund in the amount of $179,229 which was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -up to 0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the average daily net assets of Class B; and (iii) Class C -up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $14,671,514 at July 31, 1998.


In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $768,105 and $2,492, respectively and received $176,211 in front-end sales from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1998 aggregated $492,285,463 and $396,703,986, respectively.

For the year ended July 31, 1998, the Fund incurred brokerage commissions of $109,942 with DWR for portfolio transactions executed on behalf of the Fund. Included at July 31, 1998 in the receivable for investments sold was $641,991 for unsettled trades with DWR.

For the year ended July 31, 1998, the Fund incurred brokerage commissions of $48,620 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $2,000.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

5. SHARES OF BENEFICIAL INTEREST+


Transactions in shares of beneficial interest were as follows:


                                                                                   FOR THE PERIOD
                                                      FOR THE YEAR                OCTOBER 29, 1996*
                                                          ENDED                        THROUGH
                                                      JULY 31, 1998                JULY 31, 1997**
                                              ----------------------------- -----------------------------
                                                  SHARES         AMOUNT         SHARES         AMOUNT
                                              ------------- --------------  ------------- --------------
CLASS A SHARES
Sold ........................................      699,033    $  8,650,697           828    $     10,015
Reinvestment of distributions ...............        3,096          36,472        --             --
Redeemed ....................................      (80,917)     (1,024,723)       --             --
                                              ------------- --------------  ------------- --------------
Net increase -Class A .......................      621,212       7,662,446           828          10,015
                                              ------------- --------------  ------------- --------------
CLASS B SHARES
Sold ........................................   12,864,278     157,244,896    24,952,042     253,387,961
Reinvestment of dividends and
  distributions .............................    1,627,397      19,105,644        45,626         464,015
Redeemed ....................................   (5,266,075)    (65,987,673)   (2,050,638)    (22,165,133)
                                              ------------- --------------  ------------- --------------
Net increase -Class B .......................    9,225,600     110,362,867    22,947,030     231,686,843
                                              ------------- --------------  ------------- --------------
CLASS C SHARES
Sold ........................................      454,511       5,568,035           865          10,472
Reinvestment of distributions ...............        1,549          18,182        --             --
Redeemed ....................................      (48,901)       (614,455)       --             --
                                              ------------- --------------  ------------- --------------
Net increase -Class C .......................      407,159       4,971,762           865          10,472
                                              ------------- --------------  ------------- --------------
CLASS D SHARES
Sold ........................................      123,097       1,504,096           828          10,015
Reinvestment of distributions ...............          131           1,549        --             --
Redeemed ....................................         (431)         (5,503)       --             --
                                              ------------- --------------  ------------- --------------
Net increase -Class D .......................      122,797       1,500,142           828          10,015
                                              ------------- --------------  ------------- --------------
Net increase in Fund ........................   10,376,768    $124,497,217    22,949,551    $231,717,345
                                              ============= ==============  ============= ==============


------------
+ For the period March 28, 1997 through December 15, 1997, the Fund suspended the offering of its shares to new investors. The Fund intends to suspend the offering of its shares to new investors from time to time as may be determined by the Investment Manager.
*     Commencement of operations.
** For Class A, C, and D shares, for the period July 28, 1997 (issue date) through July 31, 1997.

6. FEDERAL INCOME TAX STATUS

As of July 31, 1998, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged $1,266,507, paid-in-capital was charged $33,837 and net investment loss was credited $1,300,344.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                          FOR THE YEAR    FOR THE PERIOD
                                              ENDED      OCTOBER 29, 1996*
                                            JULY 31,          THROUGH
                                             1998++      JULY 31, 1997**++
---------------------------------------  -------------- -----------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...     $12.21           $10.00
                                         -------------- -----------------
Net investment loss.....................      (0.05)            --
Net realized and unrealized gain .......       0.31             2.24
                                         -------------- -----------------
Total from investment operations .......       0.26             2.24
                                         -------------- -----------------
Less dividends and distributions from:
 Net investment income .................       --              (0.01)
 Net realized gain......................      (0.88)           (0.02)
                                         -------------- -----------------
Total dividends and distributions ......      (0.88)           (0.03)
                                         -------------- -----------------
Net asset value, end of period..........     $11.59           $12.21
                                         ============== =================
TOTAL INVESTMENT RETURN+ ...............       2.02 %          22.41 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................       1.94 %           2.01 %(2)
Net investment loss.....................      (0.36)%          (0.03)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................   $372,933         $280,288
Portfolio turnover rate.................        123 %             57 %(1)


------------

*  Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued

                                                           FOR THE PERIOD
                                            FOR THE YEAR   JULY 28, 1997*
                                                ENDED         THROUGH
                                              JULY 31,        JULY 31,
                                               1998++          1997++
-----------------------------------------  -------------- --------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....     $12.21          $12.10
                                           -------------- --------------
Net investment income.....................       0.03            --
Net realized and unrealized gain..........       0.32            0.11
                                           -------------- --------------
Total from investment operations..........       0.35            0.11
                                           -------------- --------------
Less distributions from net realized
 gain.....................................      (0.88)           --
                                           -------------- --------------
Net asset value, end of period............     $11.68          $12.21
                                           ============== ==============
TOTAL INVESTMENT RETURN+ .................       2.79 %          0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       1.20 %          1.20%(2)
Net investment income.....................       0.25 %          2.27%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..     $7,265             $10
Portfolio turnover rate...................        123 %            57%(1)
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....     $12.21          $12.10
                                           -------------- --------------
Net investment loss.......................      (0.06)           --
Net realized and unrealized gain..........       0.32            0.11
                                           -------------- --------------
Total from investment operations..........       0.26            0.11
                                           -------------- --------------
Less distributions from net realized
 gain.....................................      (0.88)           --
                                           -------------- --------------
Net asset value, end of period............     $11.59          $12.21
                                           ============== ==============
TOTAL INVESTMENT RETURN+ .................       2.02 %          0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       1.95 %          1.94%(2)
Net investment income (loss) .............      (0.50)%          1.49%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..     $4,728             $11
Portfolio turnover rate...................        123 %            57%(1)


------------

*  The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued

                                                           FOR THE PERIOD
                                            FOR THE YEAR   JULY 28, 1997*
                                                ENDED         THROUGH
                                              JULY 31,        JULY 31,
                                               1998++          1997++
-----------------------------------------  -------------- --------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....     $12.21          $12.10
                                           -------------- --------------
Net investment income.....................       0.06            --
Net realized and unrealized gain..........       0.32            0.11
                                           -------------- --------------
Total from investment operations..........       0.38            0.11
                                           -------------- --------------
Less distributions from net realized
 gain.....................................      (0.88)           --
                                           -------------- --------------
Net asset value, end of period............     $11.71          $12.21
                                           ============== ==============
TOTAL INVESTMENT RETURN+ .................       3.04%           0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       0.94%           0.94%(2)
Net investment income.....................       0.50%           2.53%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..     $1,448             $10
Portfolio turnover rate...................        123%             57%(1)


------------

*  The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Special Value Fund (the "Fund"), formerly Dean Witter Special Value Fund, at July 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
September 11, 1998

                        1998 Federal Tax Notice (unaudited)

       During the period ended July 31, 1998, 11.75% of the income paid qualified for the dividends received deduction available to corporations.

APPENDIX
-----------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                        FIXED-INCOME SECURITY RATINGS

 Aaa     Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A        Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa      Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba       Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B        Fixed-income securities which are rated B generally lack characteristics of a desirable investment.
         Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa      Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca       Fixed-income securities which are rated Ca present obligations which are speculative in a high degree.
         Such issues are often in default or have other marked shortcomings.

C        Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designa-tions, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                        FIXED-INCOME SECURITY RATINGS

   A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA      Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A        Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB      Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB       Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B        Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC      Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC       The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C        The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI       The rating "Cl" is reserved for fixed-income securities on which no interest is being paid.

NR       Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB"
         indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1      indicates that the degree of safety regarding timely payment is very strong.

A-2      indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3      indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

                                 BOND RATINGS

   The Fitch Bond Ratings provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

   Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal.

   In assessing credit risk, Fitch Investors Service relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

   Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circum-stances that Fitch considers to have a material effect on the credit of the obligor.

AAA      rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA       rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A        rated bonds are considered to be Investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB      rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

BB       rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

B        rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC      rated bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

CC       rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C        rated bonds are in imminent default in payment of interest and/or principal.

                              SHORT-TERM RATINGS

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:

Fitch-1+      (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1       (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2       (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3      (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S      (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D            (Default) Issues assigned this rating are in actual or imminent payment default.

LOC          This symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                              LONG-TERM RATINGS

   These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

   Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

   The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

 RATING SCALE     DEFINITION
AAA               Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA+               High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from
AA                time to time because of economic conditions.
AA-

A+                Protection factors are average but adequate. However, risk factors are more variable and
A                 greater in periods of economic stress.
A-

BBB+              Below average protection factors but still considered sufficient for prudent investment.
BBB               Considerable variability in risk during economic cycles.
BBB-

BB+               Below investment grade but deemed likely to meet obligations when due. Present or prospective
BB                financial protection factors fluctuate according to industry conditions or company fortunes.
BB-               Overall quality may move up or down frequently within this category.

B+                Below investment grade and possessing risk that obligations will not be met when due. Financial
B                 protection factors will fluctuate widely according to economic cycles, industry conditions
B-                and/or company fortunes. Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC      Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD       Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP       Preferred stock with dividend arrearages.

                              SHORT-TERM RATINGS

   Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed com-mercial paper is also rated according to this scale.

   Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

                    A. CATEGORY 1:     HIGH GRADE
                    Duff 1+            Highest certainty of timely payment. Short-term liquidity, including internal  operating factors and/or access to alternative sources of funds, is  outstanding, and safety is just below risk-free U.S. Treasury short-term  obligations.
                    Duff 1             Very high certainty of timely payment. Liquidity factors are excellent and  supported by good fundamental protection factors. Risk factors are minor.
                    Duff-              High certainty of timely payment. Liquidity factors are strong and supported  by good fundamental protection factors. Risk factors are very small.
                    B. CATEGORY 2:     GOOD GRADE
                    Duff 2             Good certainty of timely payment. Liquidity factors and company fundamentals  are sound.
                                       Although ongoing funding needs may enlarge total financing  requirements, access to capital markets is good. Risk factors are small.
                    C. CATEGORY 3:     SATISFACTORY GRADE
                    Duff 3             Satisfactory liquidity and other protection factors qualify issue as to investment  grade.
                                       Risk factors are larger and subject to more variation. Nevertheless,  timely payment is expected.
                    D. CATEGORY 4:     NON-INVESTMENT GRADE
                    Duff 4             Speculative investment characteristics. Liquidity is not sufficient to insure  against disruption in debt service. Operating factors and market access  may be subject to a high degree of variation.
                    E. CATEGORY 5:     DEFAULT
                    Duff 5             Issuer failed to meet scheduled principal and/or interest payments.


                 MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND

                            PART C OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements

     (1)    Financial statements and schedules, included
            in Prospectus (Part A):
                                                                      Page in
                                                                     Prospectus
                                                                     ----------

            Financial Highlights for the period October 29, 1996
            (commencement of operations) through July 31, 1997 and
            the year ended July 31, 1998 (Class B)...................      7

            Financial Highlights for the period July 28, 1997
            through July 31, 1997 and the year ended July 31, 1998
            (Classes A, C and D).....................................      8

     (2)    Financial statements included in the Statement of
            Additional Information (Part B):
                                                                        Page In
                                                                          SAI
                                                                          ---

            Portfolio of Investments at July 31, 1998................     39

            Statement of Assets and Liabilities at July 31,1998......     42

            Statement of Operations for the year ended
            July 31, 1998............................................     43

            Statement of Changes in Net Assets for the period
            October 29, 1996 (commencement of operations) through
            July 31, 1997 and the year ended July 31, 1998...........     44

            Notes to Financial Statements ...........................     45

            Financial Highlights for the period October 29, 1996
            (commencement of operations) through July 31, 1997 and
            the year ended July 31, 1998 (Class B)...................     50

            Financial Highlights for the period July 28, 1997 through
            July 31, 1997 and the year ended July 31, 1998 (Classes
            A, C and D)..............................................     51

     (3) Financial statements included in Part C:

            None

b) Exhibits:

       1.   Form of Amendment to the Declaration of Trust of the Registrant.

       2.   Amended and Restated By-Laws of the Registrant dated
            October 23, 1997.

       5. Form of Amended Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc.

       6. Form of Amended Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors Inc.

       8. Form of Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB

       9. Form of Amended Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc.

       11.  Consent of Independent Accountants.

       16.  Schedules for Computations of Performance Quotations.

       18.  Amended Multiple-Class Plan pursuant to Rule 18f-3.

       27.  Financial Data Schedules as of July 31, 1998.


All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.


Item 25. Persons Controlled by or Under Common Control With Registrant.

         None


Item 26. Number of Holders of Securities.

         (1)                                              (2)
                                                Number of Record Holders
    Title of Class                                 at August 31, 1998
    --------------                                 ------------------
       Class A                                             441
       Class B                                          29,341
       Class C                                             500
       Class D                                              14

Item 27. Indemnification

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. Business and Other Connections of Investment Advisor

    See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal address of the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048.

    The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
(1)   Dean Witter Government Income Trust
(2)   High Income Advantage Trust
(3)   High Income Advantage Trust II
(4)   High Income Advantage Trust III
(5)   InterCapital California Insured Municipal Income Trust
(6)   InterCapital California Quality Municipal Securities
(7)   InterCapital Income Securities Inc.
(8)   InterCapital Insured California Municipal Securities
(9)   InterCapital Insured Municipal Bond Trust
(10)  InterCapital Insured Municipal Income Trust
(11)  InterCapital Insured Municipal Securities
(12)  InterCapital Insured Municipal Trust
(13)  InterCapital New York Quality Municipal Securities
(14)  InterCapital Quality Municipal Income Trust
(15)  InterCapital Quality Municipal Investment Trust
(16)  InterCapital Quality Municipal Securities
(17)  Municipal Income Opportunities Trust
(18)  Municipal Income Opportunities Trust II
(19)  Municipal Income Opportunities Trust III
(20)  Municipal Income Trust
(21)  Municipal Income Trust II
(22)  Municipal Income Trust III
(23)  Municipal Premium Income Trust
(24)  Morgan Stanley Dean Witter Prime Income Trust

Open-end Investment Companies
-----------------------------
(1)   Active Assets California Tax-Free Trust
(2)   Active Assets Government Securities Trust
(3)   Active Assets Money Trust
(4)   Active Assets Tax-Free Trust
(5)   Morgan Stanley Dean Witter American Value Fund
(6)   Morgan Stanley Dean Witter Balanced Growth Fund
(7)   Morgan Stanley Dean Witter Balanced Income Fund
(8)   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(9)   Morgan Stanley Dean Witter California Tax-Free Income Fund
(10)  Morgan Stanley Dean Witter Capital Appreciation Fund
(11)  Morgan Stanley Dean Witter Capital Growth Securities
(12)  Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(13)  Morgan Stanley Dean Witter Convertible Securities Trust

(14)  Morgan Stanley Dean Witter Developing Growth Securities Trust
(15)  Morgan Stanley Dean Witter Diversified Income Trust
(16)  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(17)  Morgan Stanley Dean Witter Equity Fund
(18)  Morgan Stanley Dean Witter European Growth Fund Inc.
(19)  Morgan Stanley Dean Witter Federal Securities Trust
(20)  Morgan Stanley Dean Witter Financial Services Trust
(21)  Morgan Stanley Dean Witter Fund of Funds
(22)  Morgan Stanley Dean Witter Global Dividend Growth Securities
(23)  Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
(24)  Morgan Stanley Dean Witter Global Utilities Fund
(25)  Morgan Stanley Dean Witter Growth Fund
(26)  Morgan Stanley Dean Witter Hawaii Municipal Trust
(27)  Morgan Stanley Dean Witter Health Sciences Trust
(28)  Morgan Stanley Dean Witter High Yield Securities Inc.
(29)  Morgan Stanley Dean Witter Income Builder Fund
(30)  Morgan Stanley Dean Witter Information Fund
(31)  Morgan Stanley Dean Witter Intermediate Income Securities
(32)  Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
(33)  Morgan Stanley Dean Witter International SmallCap Fund
(34)  Morgan Stanley Dean Witter Japan Fund
(35)  Morgan Stanley Dean Witter Limited Term Municipal Trust
(36)  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(37)  Morgan Stanley Dean Witter Market Leader Trust
(38)  Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(39)  Morgan Stanley Dean Witter Mid-Cap Growth Fund
(40)  Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(41)  Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(42)  Morgan Stanley Dean Witter New York Municipal Money Market Trust
(43)  Morgan Stanley Dean Witter New York Tax-Free Income Fund
(44)  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(45)  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(46)  Morgan Stanley Dean Witter S&P 500 Index Fund
(47)  Morgan Stanley Dean Witter S&P 500 Select Fund
(48)  Morgan Stanley Dean Witter Select Dimensions Investment Series
(49)  Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(50)  Morgan Stanley Dean Witter Short-Term Bond Fund
(51)  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(52)  Morgan Stanley Dean Witter Special Value Fund
(53)  Morgan Stanley Dean Witter Strategist Fund
(54)  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(55)  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(56)  Morgan Stanley Dean Witter U.S. Government Money Market Trust
(57)  Morgan Stanley Dean Witter U.S. Government Securities Trust
(58)  Morgan Stanley Dean Witter Utilities Fund
(59)  Morgan Stanley Dean Witter Value-Added Market Series
(60)  Morgan Stanley Dean Witter Value Fund
(61)  Morgan Stanley Dean Witter Variable Investment Series
(62)  Morgan Stanley Dean Witter World Wide Income Trust

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
(1)   TCW/DW Emerging Markets Opportunities Trust
(2)   TCW/DW Global Telecom Trust
(3)   TCW/DW Income and Growth Fund
(4)   TCW/DW Latin American Growth Fund
(5)   TCW/DW Mid-Cap Equity Trust
(6)   TCW/DW North American Government Income Trust
(7)   TCW/DW Small Cap Growth Fund
(8)   TCW/DW Total Return Trust

Closed-End Investment Companies
-------------------------------
(1)   TCW/DW Term Trust 2000
(2)   TCW/DW Term Trust 2002
(3)   TCW/DW Term Trust 2003

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Mitchell M. Merin         Chairman and Director of Morgan Stanley Dean Witter
President, Chief          Distributors Inc. ("MSDW Distributors") and Morgan
Executive Officer and     Stanley Dean Witter Trust FSB ("MSDW Trust");
Director                  President, Chief Executive Officer and Director of
                          Morgan Stanley Dean Witter Services Company Inc.
                          ("MSDW Services"); Executive Vice President and
                          Director of Dean Witter Reynolds Inc. ("DWR");
                          Director of SPS Transaction Services, Inc. and various other Morgan Stanley Dean Witter & Co.
                          ("MSDW") subsidiaries.

Thomas C. Schneider       Executive Vice President and Chief Strategic and
Executive Vice            Administrative Officer of MSDW; Executive Vice
President and Chief       President and Chief Financial Officer of MSDW
Financial Officer         Services;  Director of DWR and MSDW.

Robert M. Scanlan         President, Chief Operating Officer and Director of
President, Chief          MSDW Services, Executive Vice President of MSDW
Operating Officer         Distributors; Executive Vice President and Director
and Director              of MSDW Trust; Vice President of the Morgan Stanley
                          Dean Witter Funds and the TCW/DW Funds.

Joseph J. McAlinden       Vice President of the Morgan Stanley Dean Witter Funds
Executive Vice President  and Director of MSDW Trust.
and Chief Investment
Officer

Ronald E. Robison
Executive Vice President
And Chief Administrative
Officer

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Edward C. Oelsner, III
Executive Vice President

Barry Fink                Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,    Secretary, General Counsel and Director of MSDW
Secretary, General        Services; Senior Vice President, Assistant Secretary
Counsel and Director      and Assistant General Counsel of MSDW Distributors;
                          Vice President, Secretary and General Counsel of the
                          Morgan Stanley Dean Witter Funds and the TCW/DW
                          Funds.

Peter M. Avelar           Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Mark Bavoso               Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Richard Felegy
Senior Vice President

Edward F. Gaylor          Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Robert S. Giambrone       Senior Vice President of MSDW Services, MSDW
Senior Vice President     Distributors and MSDW Trust and Director of MSDW
                          Trust; Vice President of the Morgan Stanley Dean
                          Witter Funds and the TCW/DW Funds.

Rajesh Gupta              Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Kenton J. Hinchliffe      Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Kevin Hurley              Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones          Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

John B. Kemp, III         President of MSDW Distributors.
Senior Vice President

Anita H. Kolleeny         Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Jonathan R. Page          Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Ira N. Ross               Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Guy G. Rutherfurd, Jr.    Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Rochelle G. Siegel        Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Jayne M. Stevlingson      Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Paul D. Vance             Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison         Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Ronald J. Worobel         Vice President of various Morgan Stanley Dean Witter
Senior Vice President     Funds.

Douglas Brown
First Vice President

Thomas F. Caloia          First Vice President and Assistant Treasurer of
First Vice President      MSDW Services; Assistant Treasurer of MSDW
and Assistant             Distributors; Treasurer and Chief Financial Officer
Treasurer                 of the Morgan Stanley Dean Witter Funds and the
                          TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney        Assistant Secretary of DWR; First Vice President and
First Vice President      Assistant Secretary of MSDW Services; Assistant
and Assistant Secretary   Secretary of the Morgan Stanley Dean Witter Funds and
                          the TCW/DW Funds.

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Salvatore DeSteno         Vice President of MSDW Services.
First Vice President

Michael Interrante        First Vice President and Controller of MSDW Services;
First Vice President      Assistant Treasurer of MSDW Distributors; First Vice
and Controller            President and Treasurer of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Carsten Otto              First Vice President and Assistant Secretary of MSDW
First Vice President      Services; Assistant Secretary of the Morgan Stanley
and Assistant Secretary   Dean Witter Funds and the TCW/DW Funds.

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri            Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

Frank Bruttomesso         Vice President and Assistant Secretary of MSDW
Vice President and        Services; Assistant Secretary of the Morgan Stanley
Assistant Secretary       Dean Witter Funds and the TCW/DW Funds.

Ronald Caldwell
Vice President

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Joseph Cardwell
Vice President

Philip Casparius
Vice President

David Dineen              Vice President of Dean Witter Global Asset Allocation
Vice President            Fund.

Bruce Dunn
Vice President

Michael Durbin
Vice President

Sheila Finnerty
Vice President

Jeffrey D. Geffen
Vice President

Michael Geringer
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Sandra Grossman
Vice President

Peter W. Gurman
Vice President

Matthew Haynes            Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Peter Hermann             Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Christopher Jones
Vice President

Kevin Jung
Vice President

Carol Espejo Kane
Vice President

James P. Kastberg
Vice President

Michelle Kaufman          Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Paula LaCosta             Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Thomas Lawlor
Vice President

Gerard J. Lian            Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Nancy Login
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco      Vice President of Morgan Stanley Dean Witter Natural
Vice President            Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis        Vice President and Assistant Secretary of MSDW
Vice President and        Services; Assistant Secretary of the Morgan Stanley
Assistant Secretary       Dean Witter Funds and the TCW/DW Funds.

Sharon K. Milligan
Vice President

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers               Vice President of Morgan Stanley Dean Witter Natural
Vice President            Resource Development Securities Inc.

Richard Norris
Vice President

George Paoletti
Vice President

Anne Pickrell             Vice President of various  Morgan Stanley Dean Witter
Vice President            Funds.

Michael Roan
Vice President

John Roscoe
Vice President

Hugh Rose
Vice President

Robert Rossetti           Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Ruth Rossi                Vice President and Assistant Secretary of MSDW
Vice President and        Services; Assistant Secretary of the Morgan Stanley
Assistant Secretary       Dean Witter Funds and the TCW/DW Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Peter J. Seeley           Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Robert Stearns
Vice President

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION WITH
MORGAN STANLEY DEAN       OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.      AND NATURE OF CONNECTION
--------------------      -----------------------------------------------------

Naomi Stein
Vice President

Kathleen H. Stromberg     Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

Marybeth Swisher
Vice President

Robert Vanden Assem
Vice President

James P. Wallin
Vice President

Alice Weiss               Vice President of various Morgan Stanley Dean Witter
Vice President            Funds.

John Wong
Vice President


Item 29. Principal Underwriters

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)       Active Assets California Tax-Free Trust
(2)       Active Assets Government Securities Trust
(3)       Active Assets Money Trust
(4)       Active Assets Tax-Free Trust
(5)       Morgan Stanley Dean Witter American Value Fund
(6)       Morgan Stanley Dean Witter Balanced Growth Fund
(7)       Morgan Stanley Dean Witter Balanced Income Fund
(8)       Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(9)       Morgan Stanley Dean Witter California Tax-Free Income Fund
(10)      Morgan Stanley Dean Witter Capital Appreciation Fund
(11)      Morgan Stanley Dean Witter Capital Growth Securities
(12)      Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas
          Portfolio"
(13)      Morgan Stanley Dean Witter Convertible Securities Trust
(14)      Morgan Stanley Dean Witter Developing Growth Securities Trust
(15)      Morgan Stanley Dean Witter Diversified Income Trust
(16)      Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(17)      Morgan Stanley Dean Witter Equity Fund
(18)      Morgan Stanley Dean Witter European Growth Fund Inc.
(19)      Morgan Stanley Dean Witter Federal Securities Trust

(20)      Morgan Stanley Dean Witter Financial Services Trust
(21)      Morgan Stanley Dean Witter Fund of Funds
(22)      Morgan Stanley Dean Witter Global Dividend Growth Securities
(23)      Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
(24)      Morgan Stanley Dean Witter Global Utilities Fund
(25)      Morgan Stanley Dean Witter Growth Fund
(26)      Morgan Stanley Dean Witter Hawaii Municipal Trust
(27)      Morgan Stanley Dean Witter Health Sciences Trust
(28)      Morgan Stanley Dean Witter High Yield Securities Inc.
(29)      Morgan Stanley Dean Witter Income Builder Fund
(30)      Morgan Stanley Dean Witter Information Fund
(31)      Morgan Stanley Dean Witter Intermediate Income Securities
(32)      Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
(33)      Morgan Stanley Dean Witter International SmallCap Fund
(34)      Morgan Stanley Dean Witter Japan Fund
(35)      Morgan Stanley Dean Witter Limited Term Municipal Trust
(36)      Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(37)      Morgan Stanley Dean Witter Market Leader Trust
(38)      Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(39)      Morgan Stanley Dean Witter Mid-Cap Growth Fund
(40)      Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(41)      Morgan Stanley Dean Witter Natural Resource Development
          Securities Inc.
(42)      Morgan Stanley Dean Witter New York Municipal Money Market Trust
(43)      Morgan Stanley Dean Witter New York Tax-Free Income Fund
(44)      Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(45)      Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(46)      Morgan Stanley Dean Witter Prime Income Trust
(47)      Morgan Stanley Dean Witter S&P 500 Index Fund
(48)      Morgan Stanley Dean Witter S&P 500 Select Fund
(49)      Morgan Stanley Dean Witter Short-Term Bond Fund
(50)      Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(51)      Morgan Stanley Dean Witter Special Value Fund
(52)      Morgan Stanley Dean Witter Strategist Fund
(53)      Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(54)      Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(55)      Morgan Stanley Dean Witter U.S. Government Money Market Trust
(56)      Morgan Stanley Dean Witter U.S. Government Securities Trust
(57)      Morgan Stanley Dean Witter Utilities Fund
(58)      Morgan Stanley Dean Witter Value-Added Market Series
(59)      Morgan Stanley Dean Witter Value Fund
(60)      Morgan Stanley Dean Witter Variable Investment Series
(61)      Morgan Stanley Dean Witter World Wide Income Trust
(1)       TCW/DW Emerging Markets Opportunities Trust
(2)       TCW/DW Global Telecom Trust
(3)       TCW/DW Income and Growth
(4)       TCW/DW Latin American Growth Fund
(5)       TCW/DW Mid-Cap Equity Trust
(6)       TCW/DW North American Government Income Trust
(7)       TCW/DW Small Cap Growth Fund
(8)       TCW/DW Total Return Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 28 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

Name                    Positions and Office with MSDW Distributors
----                    -------------------------------------------

Richard M. DeMartini    Director

Christine Edwards       Executive Vice President, Secretary, Director and
                        Chief Legal Officer.

Michael T. Gregg        Vice President and Assistant Secretary.

James F. Higgins        Director

Fredrick K. Kubler      Senior Vice President, Assistant Secretary and
                        Chief Compliance Officer.

Philip J. Purcell       Director

John Schaeffer          Director

Charles Vidala          Senior Vice President and Financial Principal

Item 30. Location of Accounts and Records

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31. Management Services

    Registrant is not a party to any such management-related service contract.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of September, 1998.

                                  MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND

                                            By /s/ Barry Fink
                                              ---------------------------------
                                                   Barry Fink
                                                   Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURES                         TITLE                    DATE
            ----------                         -----                    ----

(1) Principal Executive Officer           President, Chief
                                          Executive Officer,
                                          Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                                          9/29/98
  ----------------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer           Treasurer and Principal
                                          Accounting Officer

By  /s/ Thomas F. Caloia                                                9/29/98
  ----------------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell


By  /s/ Barry Fink                                                      9/29/98
  ----------------------------------
        Barry Fink
        Attorney-in-Fact


    Michael Bozic        Manuel H. Johnson
    Edwin J. Garn        Michael E. Nugent
    John R. Haire        John L. Schroeder
    Wayne E. Hedien


By  /s/ David M. Butowsky                                               9/29/98
  ----------------------------------
        David M. Butowsky
        Attorney-in-Fact

                 MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
                                 EXHIBIT INDEX

1.    Form of Amendment to the Declaration of Trust of the Registrant.

2.    Amended and Restated By-Laws of the Registrant dated October 23, 1997.

5. Form of Amended Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc.

6. Form of Amended Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors Inc.

8. Form of Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB

9. Form of Amended Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc.

11.   Consent of Independent Accountants.

16.   Schedules for Computations of Performance Quotations.

18.   Amended Multiple-Class Plan pursuant to Rule 18f-3.

27.   Financial Data Schedules as of July 31, 1998.